                                                                     Exhibit 4.5

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                                              FRONTIER AIRLINES, INC.

                                                        TO

                                          ______________________________

                                                      Trustee

                                                 ________________

                                                     INDENTURE

                                           Dated as of __________, 200_

                                                 ________________

===================================================================================================================

                                              FRONTIER AIRLINES, INC.

                          Reconciliation and tie between Trust Indenture Act of 1939 and
                                   Indenture, dated as of ______________, 200__

Trust Indenture Act Section                                                                    Indenture Section

310(a)(1)....................................................................................    609
      (a)(2).................................................................................    609
      (a)(3).................................................................................    Not Applicable
      (a)(4).................................................................................    Not Applicable
      (a)(5).................................................................................    609
      (b)....................................................................................    608, 610
      (c)....................................................................................    Not Applicable
311(a).......................................................................................    613
      (b)....................................................................................    613
312(a).......................................................................................    701, 702(a)
      (b)....................................................................................    702(b)
      (c)....................................................................................    702(c)
313(a).......................................................................................    703(a)
      (b)....................................................................................    703(a)
      (c)....................................................................................    703(a)
      (d)....................................................................................    703(b)
314(a).......................................................................................    704, 1011
      (b)....................................................................................    Not Applicable
      (c)(1).................................................................................    102
      (c)(2).................................................................................    102
      (c)(3).................................................................................    Not Applicable
      (d)....................................................................................    Not Applicable
      (e)....................................................................................    102
315(a).......................................................................................    601
      (b)....................................................................................    602
      (c)....................................................................................    601
      (d)....................................................................................    601
      (e)....................................................................................    514
316(a).......................................................................................    101
      (a)(1)(A)..............................................................................    104(h), 502, 512
      (a)(1)(B)..............................................................................    104(h), 513
      (a)(2).................................................................................    Not Applicable
      (b)....................................................................................    508
      (c)....................................................................................    104(h)
317(a)(1)....................................................................................    503
      (a)(2).................................................................................    504
      (b)....................................................................................    1003
318(a).......................................................................................    107
      (c)....................................................................................    107

_____________________________

         Note:  This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                                        vii

                                                 TABLE OF CONTENTS

                                                                                                               Page

Parties...........................................................................................................1
Recitals..........................................................................................................1

                                               ARTICLE ONE
                         Definitions and Other Provisions of General Application

                           Company  3
                           Company Request........................................................................3
                           Corporate Trust Office.................................................................3
                           Corporation............................................................................3
                           Coupon.................................................................................3
                           Debt Securities........................................................................3
                           Defaulted Interest.....................................................................3
                           Depositary.............................................................................3
                           Designated Currency....................................................................3
                           Dollar   3

                                               ARTICLE TWO
                                           Debt Security Forms

                                              ARTICLE THREE
                                           The Debt Securities

                                               ARTICLE FOUR
                                        Satisfaction and Discharge
Section 401.               Satisfaction and Discharge of Indenture...............................................32
Section 402.               Application of Trust Money and Government Obligations.................................33
Section 403.               Satisfaction, Discharge and Defeasance of Debt Securities of any
                           Series................................................................................34
                                               ARTICLE FIVE
                                                 Remedies

Section 505.               Trustee May Enforce Claims without Possession of Debt Securities

Section 508.               Unconditional Right of Holders to Receive Principal, Premium

                                               ARTICLE SIX
                                               The Trustee

                                              ARTICLE SEVEN
                            Holders’ Lists and Reports By Trustee and Company

                                              ARTICLE EIGHT
                           Consolidation, Merger, Conveyance, Transfer or Lease
Section 801.               Company May Consolidate, etc. Only on Certain Terms...................................52
Section 802.               Successor Corporation Substituted.....................................................53
                                               ARTICLE NINE
                                         Supplemental Indentures

                                               ARTICLE TEN
                                                Covenants

                                              ARTICLE ELEVEN
                                      Redemption of Debt Securities

                                              ARTICLE TWELVE
                                              Sinking Funds
Section 1201.              Applicability of Article..............................................................64
Section 1202.              Satisfaction of Sinking Fund Payments with Debt Securities............................64
Section 1203.              Redemption of Debt Securities for Sinking Fund........................................64
                                             ARTICLE THIRTEEN
                                    Repayment at the Option of Holders

                                             ARTICLE FOURTEEN
                                  Meetings of Holders of Debt Securities

Section 1405.              Determination of Voting Rights; Conduct and Adjournment of
                           Meetings..............................................................................68
Section 1406.              Counting Votes and Recording Action of Meetings.......................................69
                                             ARTICLE FIFTEEN
                                                Defeasance

                                                        73

                  INDENTURE (the “Indenture”)  dated as of  ________________,  between FRONTIER  AIRLINES,  INC., a
Colorado  corporation  (hereinafter  called the  “Company”),  having its principal  place of business at 7001 Tower
Rd.,  Denver,  Colorado  80249,  and  _________________________,  (hereinafter  called the  “Trustee”),  having its
Corporate Trust Office at ______________________________________________.

                                              RECITALS OF THE COMPANY

                  The Company has duly  authorized  the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures,  notes, bonds and other evidences of indebtedness  (herein called the
“Debt Securities”).

                  All things  necessary have been done to make this Indenture a valid agreement of the Company,  in accordance with its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in  consideration  of the premises and the purchase of the Debt  Securities of any series created and issued on or after the date hereof by the Holders thereof,  it is mutually  covenanted and agreed,  for the benefit of all Holders of such Debt Securities or of any such series, as follows:

                                                    ARTICLE ONE

                                         Definitions and Other Provisions
                                              of General Application

                  Section 101.      Definitions.

                  For all  purposes  of this  Indenture,  except as  otherwise  expressly  provided  or unless  the context otherwise requires:

                  (1)      the terms  defined in this Article have the meanings  assigned to them in this  Article, and include the plural as well as the singular;

                  (2)      all  other  terms  used  herein  which are  defined  in the  Trust  Indenture  Act or by
         Commission rule or regulation under the Trust Indenture Act, either directly or by reference  therein,  as in force at the date as of which this  instrument was executed,  except as provided in  Section 905,  have the meanings assigned to them therein;

                  (3)      all accounting  terms not otherwise  defined  herein have the meanings  assigned to them in accordance with GAAP; and

                  (4)      the words  “herein,”  “hereof” and  “hereunder”  and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  “Act” when used with respect to any Holder has the meaning specified in Section 104.

                  “Affiliate”  of any specified  Person means any other Person  directly or indirectly  controlling or controlled by or under direct or indirect  common control with such specified  Person.  For the purposes of this definition,  “control” when used with respect to any specified  Person means the power to direct the management and policies of such Person,  directly or indirectly,  whether  through the ownership of voting  securities by contract or otherwise, and the terms “controlling” and ”controlled” have meanings correlative to the foregoing.

                  “Authenticating  Agent”  means  any  Person  authorized  by the  Trustee  to act on behalf of the
Trustee to authenticate Debt Securities.

                  “Authorized  Newspaper”  means a newspaper in an official  language of the country of publication or in the English  language  customarily  published on each  Business  Day,  whether or not published on Saturdays,
Sundays or holidays,  and of general  circulation in the place in connection  with which the term is used or in the financial  community  of  such  place.  Where  successive  publications  are  required  to be  made  in  Authorized
Newspapers,  the  successive  publications  may be made in the same or in  different  newspapers  in the same  city meeting the foregoing requirements and in each case on any Business Day.

                  “Bearer  Security” means any Debt Security  established  pursuant to Section 201 which is payable to bearer including,  without limitation,  unless the context otherwise indicates, a Debt Security in global bearer form.

                  “Board of  Directors”  means either the board of directors  of the Company,  or the  executive or any other committee of that board duly authorized to act in respect hereof.

                  “Board  Resolution”  means a copy of a  resolution  certified  by the  Secretary  or an Assistant
Secretary  of the Company to have been duly  adopted by the Board of  Directors  and to be in full force and effect on the date of such  certification,  and delivered to the Trustee.  Where any provision of this Indenture refers to action  to be  taken  pursuant  to a Board  Resolution  (including  the  establishment  of any  series  of the Debt
Securities  and the  forms  and terms  thereof),  such  action  may be taken by any  committee  of the Board of the
Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

                  “Business  Day,”  when used with  respect to any Place of  Payment,  means any day which is not a
Saturday or Sunday and which is not a legal holiday or a day on which banking  institutions  or trust  companies in that Place of Payment are authorized or obligated by law or executive order to close.

                  “Clearstream” means Clearstream Banking S.A.

                  “Commission”  means the Securities  and Exchange  Commission,  as from time to time  constituted, created under the Securities  Exchange Act of 1934, or if at any time after the execution of this  instrument  such
Commission is not existing and  performing  the duties now assigned to it under the Trust  Indenture  Act, then the body performing such duties on such date.

                  “Company”  means the Person  named as the  “Company” in the first  paragraph  of this  instrument until a successor  Person shall have become such  pursuant to the  applicable  provisions  of this  Indenture,  and thereafter “Company” shall mean such successor Person.

                  “Company Request” and “Company Order” mean,  respectively,  except as otherwise  provided in this
Indenture,  a written  request or order  signed in the name of the  Company by the  Chairman  of the Board,  a Vice
Chairman of the Board,  the  President  or a Vice  President  (any  references  to a Vice  President of the Company herein shall be deemed to include any Vice  President of the Company  whether or not designated by a number or word or words  added  before  or after  the  title  “Vice  President”),  the  Treasurer,  an  Assistant  Treasurer,  the
Controller,  an Assistant Controller,  the Secretary or an Assistant Secretary of the Company or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

                  “Corporate  Trust Office” means the  principal  office of the Trustee at which at any  particular time its corporate  trust business shall be  administered,  which office at the date of original  execution of this
Indenture   is   located   at    ________________________________________________    _______________,    Attention:
_____________________,  except  that,  with  respect  to  presentation  of  the  Debt  Securities  for  payment  or registration  of transfers or exchanges and the location of the Security  Registrar,  such term means the office or agency of the  Trustee  in New York,  which at the date of  original  execution  of this  Indenture  is  located at
____________________________________
________________________________________________________________________________.

                  The term “corporation” includes corporations, associations, companies and business trusts.

                  The term “coupon” means any interest coupon appertaining to a Bearer Security.

                  “Debt  Securities”  has the  meaning  stated  in the first  recital  of this  Indenture  and more particularly means any Debt Securities authenticated and delivered under this Indenture.

                  “Defaulted Interest” has the meaning specified in Section 307.

                  “Depositary”  means,  with respect to the Debt Securities of any series issuable or issued in the form of a Global  Security,  the Person  designated as Depositary by the Company  pursuant to  Section 301  until a successor  Depositary  shall have  become  such  pursuant  to the  applicable  provisions  of this  Indenture,  and thereafter  “Depositary” shall mean or include each person who is then a Depositary  hereunder,  and if at any time there is more than one such Person,  “Depositary”  as used with respect to the Debt  Securities  of any such series shall mean the Depositary with respect to the Debt Securities of that series.

                  “Designated Currency” has the meaning specified in Section 312.

                  “Dollar”  or “$” means the coin or  currency  of the  United  States of America as at the time of payment is legal tender for the payment of public and private debts.

                  “Euro” means the single  currency of the European  Monetary  Union as defined under EC Regulation
1103/97 adopted under  Article 235 of the EU Treaty and under EC  Regulation 974/98  adopted under  Article 109l(4)
of the EU Treaty or under any successor European legislation from time to time.

                  “Euroclear”  means Morgan  Guaranty Trust Company of New York,  Brussels  Office,  as operator of the Euroclear System.

                  “European  Communities”  means the  European  Economic  Community,  the  European  Coal and Steel
Community and the European Atomic Energy Community.

                  “Event of Default” has the meaning specified in Section 501.

                  “Exchange Rate” shall have the meaning specified as contemplated in Section 301.

                  “Exchange Rate Agent” shall have the meaning specified as contemplated in Section 301.

                  “Exchange Rate Officer’s  Certificate,”  with respect to any date for the payment of principal of
(and  premium,  if any) and  interest  on any series of Debt  Securities,  means a  certificate  setting  forth the applicable  Exchange Rate and the amounts payable in Dollars and Foreign  Currencies in respect of the principal of
(and  premium,  if any) and  interest on Debt  Securities  denominated  in Euro,  any other  composite  currency or
Foreign  Currency,  and signed by the Chairman of the Board, a Vice Chairman of the Board,  the  President,  a Vice
President,  the  Treasurer,  an Assistant  Treasurer or the  Controller  of the Company or the Exchange  Rate Agent
appointed pursuant to Section 301, and delivered to the Trustee.

                  “Foreign  Currency”  means a currency  issued by the  government  of any  country  other than the
United States of America.

                  “GAAP”  means,  as of the date of any  determination  with respect  thereto,  generally  accepted accounting  principles  as used by the  Financial  Accounting  Standards  Board  and/or the  American  Institute of
Certified Public Accountants, consistently applied and maintained throughout the periods indicated.

                  “Global Exchange Agent” has the meaning specified in Section 304.

                  “Global Exchange Date” has the meaning specified in Section 304.

                  “Global  Security”  means a Debt  Security  issued  to  evidence  all or part of a series of Debt
Securities in accordance with Section 303.

                  “Government  Obligations”  means,  in  respect of any series of Debt  Securities,  securities  of
(i) the  government  which issued the currency in which Debt  Securities of such series are  denominated  and/or in which  interest is payable on the Debt  Securities of such series or  (ii) government  agencies  backed by the full faith and credit of such government.

                  “Holder,”  with respect to a Registered  Security,  means a Person in whose name such  Registered
Security is registered  in the Security  Register  and,  with respect to a Bearer  Security or a coupon,  means the bearer thereof.

                  “Indebtedness”  means (i) all items of  indebtedness  or liability  (except  capital and surplus)
which in accordance  with GAAP would be included in  determining  total  liabilities as shown on the liability side of a balance sheet as at the date as of which  indebtedness is to be determined,  (ii) indebtedness  secured by any
Mortgage  existing on property  owned subject to such Mortgage,  whether or not the  indebtedness  secured  thereby shall have been assumed,  and  (iii) guarantees,  endorsements  (other than for purposes of  collection)  and other contingent  obligations  in respect of, or to purchase or otherwise  acquire,  indebtedness  of others,  unless the amount thereof is included in indebtedness  under the preceding  clause (i) or (ii);  provided,  however,  that any obligations  or  guarantees  of  obligations  in  respect of lease  rentals,  whether  or not such  obligations  or guarantees of obligations  would be included as liabilities on a consolidated  balance sheet of the Company and its
Subsidiaries, shall not be included in Indebtedness.

                  “Indenture”  means  this  instrument  as  originally  executed  or as it may from time to time be supplemented,  amended or restated  by or  pursuant to one or more  indentures  supplemental  hereto  entered  into pursuant to the applicable  provisions hereof and, unless the context otherwise  requires,  shall include the terms of a particular series of Debt Securities established as contemplated by Section 301.

                  “Interest,”  when used with respect to an Original  Issue  Discount  Security  which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  “Interest  Payment  Date,” with  respect to any Debt  Security,  means the Stated  Maturity of an installment of interest on such Debt Security.

                  “Maturity,”  when used with respect to any Debt  Security,  means the date on which the principal of such Debt Security becomes due and payable as therein or herein  provided,  whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

                  “Mortgage” means and includes any mortgage,  pledge,  lien,  security interest,  conditional sale or other title retention agreement or other similar encumbrance.

                  “Officers’  Certificate”  means  a  certificate  signed  by the  Chairman  of the  Board,  a Vice
Chairman of the Board,  the  President or a Vice  President,  and by the  Treasurer,  an Assistant  Treasurer,  the
Controller,  an Assistant Controller,  the Secretary or an Assistant Secretary of the Company, and delivered to the
Trustee.

                  “Opinion of Counsel” means a written opinion of counsel,  who may (except as otherwise  expressly provided in this  Indenture) be an employee of or counsel for the Company,  or who may be other counsel  acceptable to the Trustee, which is delivered to the Trustee.

                  “Original  Issue  Discount  Security”  means any Debt Security  which provides for an amount less than the  principal  amount  thereof to be due and payable  upon a  declaration  of  acceleration  of the  Maturity thereof pursuant to Section 502.

                  “Outstanding,”   when  used  with  respect  to  Debt   Securities   means,  as  of  the  date  of
determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

                  (i)      Debt  Securities  theretofore  cancelled  by the Trustee or delivered to the Trustee for cancellation;

                  (ii)     Debt  Securities  or  portions   thereof  for  whose  payment  or  redemption  money  or
         Government  Obligations  in the necessary  amount has been  theretofore  deposited with the Trustee or any
         Paying  Agent (other than the  Company) in trust or set aside and  segregated  in trust by the Company (if the Company  shall act as its own Paying  Agent) for the Holders of such Debt  Securities  and any coupons appertaining thereto;  provided,  however, that if such Debt Securities are to be redeemed, notice of such redemption  has been duly given  pursuant to this  Indenture or  provision  therefor  satisfactory  to the
         Trustee has been made; and

                  (iii)    Debt  Securities  in exchange  for or in lieu of which other Debt  Securities  have been authenticated and delivered, or which have been paid, pursuant to this Indenture;

provided,  however,  that in determining  whether the Holders of the requisite  principal amount of Debt Securities
Outstanding have given any request, demand,  authorization,  direction,  notice, consent or waiver hereunder,  Debt
Securities  owned by the Company or any other  obligor upon the Debt  Securities or any Affiliate of the Company or of such other obligor shall be disregarded  and deemed not to be Outstanding,  except that, in determining  whether the Trustee shall be protected in relying upon such request, demand,  authorization,  direction, notice, consent or waiver,  only Debt Securities  which the Trustee knows to be so owned shall be so  disregarded.  Debt Securities so owned which have been  pledged in good faith may be  regarded as  Outstanding  if the  pledgee  establishes  to the satisfaction  of the  Trustee  the  pledgee’s  right so to act with  respect to such Debt  Securities  and that the pledgee is not the Company or any other  obligor  upon the Debt  Securities  or any  Affiliate of the Company or of
such other obligor.

                  “Paying  Agent” means any Person  authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

                  “Person”  means  any   individual,   corporation,   partnership,   joint  venture,   association,
joint-stock  company,  trust,  unincorporated  organization  or government  or any agency or political  subdivision thereof.

                  “Place of Payment,”  when used with respect to the Debt  Securities of any series means any place where the  principal of (and  premium,  if any) and interest on the Debt  Securities  of that series are payable as specified as contemplated by Section 301.

                  “Predecessor  Security” of any  particular  Debt  Security  means every  previous  Debt  Security evidencing  all or a portion of the same debt as that  evidenced by such  particular  Debt  Security;  and, for the destroyed or stolen Debt Security  shall be deemed to evidence the same debt as the lost,  destroyed or stolen Debt
Security.

                  “Preferred  Stock,” as applied to the capital stock of any corporation,  means stock of any class or classes  (however  designated)  which is preferred as to the payment of dividends,  or as to the distribution of assets on any voluntary or involuntary  liquidation or  dissolution  of such  corporation,  over shares of stock of any other class of such corporation.

                  “Redemption  Date,” when used with respect to any Debt  Security to be  redeemed,  means the date fixed for such redemption by or pursuant to this Indenture.

                  “Redemption  Price,” when used with respect to any Debt Security to be redeemed,  means the price at which it is to be redeemed pursuant to this Indenture.

                  “Registered  Security” means any Debt Security in the form of Registered  Securities  established pursuant to Section 201 which is registered in the Security Register.

                  “Regular  Record Date” for the interest  payable on any Interest  Payment Date on the  Registered
Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  “Remarketing  Entity,”  when  used  with  respect  to Debt  Securities  of any  series  which are repayable at the option of the Holders  thereof before their Stated  Maturity,  means any person  designated by the
Company to purchase any such Debt Securities.

                  “Repayment  Date,” when used with respect to any Debt  Security to be repaid upon  exercise of an option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

                  “Repayment  Price,” when used with respect to any Debt  Security to be repaid upon exercise of an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

                  “Responsible  Officer”  when used with respect to the  Trustee,  means any officer of the Trustee assigned by it to administer its corporate trust matters.

                  “Security  Register”  and  “Security   Registrar”  have  the  respective  meanings  specified  in
Section 305.

                  “Special  Record  Date” for the  payment  of any  Defaulted  Interest  means a date  fixed by the
Trustee pursuant to Section 307.

                  “Stated  Maturity,”  when used with respect to any Debt Security or any  installment  of interest thereon,  means the date specified in such Debt Security or a coupon  representing  such installment of interest as the fixed date on which the principal of such Debt Security or such installment is due and payable.

                  “Subsidiary”  means any  corporation  more than 50% of the  outstanding  shares of Voting  Stock, except for  directors’  qualifying  shares,  of which shall at the time be owned,  directly or  indirectly,  by the
Company or by one or more of the Subsidiaries, or by the Company and one or more other Subsidiaries.

                  “Trust  Indenture Act” means the Trust  Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

                  “Trustee”  means the Person  named as the  “Trustee” in the first  paragraph  of this  instrument until a successor  Trustee shall have become such pursuant to the  applicable  provisions  of this  Indenture,  and thereafter  “Trustee” shall mean or include each Person who is then a Trustee  hereunder,  and if at any time there is more than one such Person,  “Trustee” as used with respect to the Debt  Securities  of any series shall mean the
Trustee with respect to Debt Securities of that series.

                  “United  States” means the United States of America  (including the District of Columbia) and its possessions.

                  “United States Alien” means any Person who, for United States  Federal income tax purposes,  is a foreign  corporation,  a  non-resident  alien  individual,  a non-resident  alien  fiduciary of a foreign estate or trust,  or a foreign  partnership  one or more of the  members of which is, for United  States  Federal  income tax purposes,  a foreign  corporation,  a non-resident  alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  “Voting  Stock,” as applied to the stock (or the equivalent  thereof) of any  corporation,  means stock (or the equivalent thereof) of any class or classes,  however designated,  entitled in the ordinary course to vote in an election of  directors  of such  corporation,  other than stock (or such  equivalent)  having such power only by reason of the happening of a contingency.

                  Section 102.      Compliance Certificates and Opinions.

                  Upon any  application  or request  by the  Company  to the  Trustee to take any action  under any provision  of this  Indenture,  the Company  shall  furnish to the Trustee,  if so  requested  by the  Trustee,  an
Officers’  Certificate  stating that all conditions  precedent,  if any, provided for in this Indenture relating to the proposed  action have been complied with and an Opinion of Counsel  stating that in the opinion of such counsel all such conditions  precedent,  if any, have been complied with,  except that in the case of any such  application or request  as to which the  furnishing  of such  documents  is  specifically  required  by any  provision  of this
Indenture  relating to such  particular  application  or request,  no  additional  certificate  or opinion  need be furnished.

                  Every  certificate  or opinion with respect to compliance  with a condition or covenant  provided for in this Indenture shall include:

                  (1)      a statement  that each  individual  signing  such  certificate  or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2)      a brief  statement as to the nature and scope of the examination or  investigation  upon which the statements or opinions contained in such certificate or opinion are based;

                  (3)      a  statement  that,  in the  opinion  of each such  individual,  he or she has made such examination  or  investigation  as is necessary to enable him or her to express an informed  opinion as to whether or not such covenant or condition has been complied with; and

                  (4)      a statement as to whether,  in the opinion of each such  individual,  such  condition or covenant has been complied with.

                  Section 103.      Form of Documents Delivered to Trustee.

                  In any case where  several  matters are required to be certified by, or covered by an opinion of, any  specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such  Person,  or that they be so  certified  or covered  by only one  document,  but one such  Person may certify or give an opinion with  respect to some  matters and one or more other such  Persons as to other  matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any  certificate  or opinion of an officer of the Company may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his or her  certificate  or opinion is based is erroneous.  Any such  certificate or Opinion of  Counsel  may be based,  insofar  as it  relates  to factual  matters,  upon a  certificate  or  opinion  of, or representations  by, an officer or  officers of the  Company  stating  that the  information  with  respect to such factual  matters is in the possession of the Company,  unless such counsel knows,  or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

                  Where any  Person is  required  to make,  give or  execute  two or more  applications,  requests, consents,  certificates,  statements,  opinions or other instruments under this Indenture,  they may, but need not, be consolidated and form one instrument.

                  Section 104.      Acts of Holders.

                  (a)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided  by this  Indenture  to be given or taken by  Holders  may be  embodied  in and  evidenced  by one or more instruments  of  substantially  similar  tenor  signed by such  Holders in person or by an agent duly  appointed in writing.  If Debt  Securities  of a series are  issuable  in whole or in part as Bearer  Securities,  any  request, demand,  authorization,  direction,  notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may,  alternatively,  be embodied in and evidenced by the record of Holders of Debt  Securities voting in favor  thereof,  either in person or by proxies duly  appointed in writing,  at any meeting of Holders of
Debt  Securities duly called and held in accordance  with the provisions of Article  Fourteen,  or a combination of such  instruments and any such record.  Except as herein  otherwise  expressly  provided,  such action shall become effective  when such  instrument or  instruments  or record or both are delivered to the Trustee,  and, where it is hereby  expressly  required,  to the Company.  Such  instrument or instruments  and any such record (and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the “Act” of the Holders signing such instrument  or  instruments  and so voting at any such meeting.  Proof of execution of any such  instrument or of a writing  appointing any such agent,  or the holding by any Person of a Debt  Security,  shall be sufficient for any purpose of this  Indenture  and (subject to  Section 601)  conclusive  in favor of the Trustee and the Company,  if made in the manner  provided  in this  Section.  The record of any meeting of Holders of Debt  Securities  shall be proved in the manner provided in Section 1406.

                  (b)      The fact and date of the  execution by any Person of any such  instrument or writing may be proved in any manner which the Trustee deems sufficient.

                  (c)      The ownership of Registered Securities shall be proved by the Security Register.

                  (d)      The principal  amount and serial numbers of Bearer  Securities  held by any Person,  and the date of holding  the same,  may be proved by the  production  of such  Bearer  Securities  or by a  certificate executed,  as depositary,  by any trust company,  bank,  banker or other  depositary,  wherever  situated,  if such certificate  shall be deemed by the Trustee to be  satisfactory,  showing that at the date therein  mentioned  such
Person had on deposit with such  depositary,  or exhibited to it, the Bearer  Securities in the amount and with the serial  numbers  therein  described;  or such facts may be proved by the  certificate  or  affidavit  of the Person holding such Bearer  Securities,  if such  certificate  or  affidavit is deemed by the Trustee to be  satisfactory.
The Trustee and the Company may assume that such  ownership  of any Bearer  Security  continues  until  (1) another certificate  or  affidavit  bearing a later date issued in respect of the same  Bearer  Security  is  produced,  or
(2) such  Bearer  Security  is  produced  to the  Trustee by some other  person,  or  (3) such  Bearer  Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

                  (e)      The fact and date of execution of any such  instrument or writing,  the authority of the
Person  executing the same and the principal  amount and serial numbers of Bearer  Securities held by the Person so executing  such  instrument  or  writing  and the date of holding  the same may also be proved in any other  manner which the Trustee deems  sufficient;  and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (f)      Any request, demand,  authorization,  direction, notice, consent, waiver or other Act of the Holder of any Debt  Security  shall bind every future  holder of the same Debt Security and the Holder of every
Debt  Security  issued upon the  registration  of transfer  thereof or in exchange  therefor or in lieu  thereof in respect of anything  done,  suffered or omitted by the Trustee or the Company in reliance  thereon,  whether or not notation of such action is made upon such Debt Security.

                  (g)      For purposes of determining the principal  amount of Outstanding  Debt Securities of any series the Holders of which are  required,  requested  or permitted  to give any  request,  demand,  authorization, direction,  notice,  consent,  waiver or take any other Act under this Indenture,  (i) each Original Issue Discount
Security  shall be deemed to have the principal  amount  determined by the Trustee that could be declared to be due and payable  pursuant to the terms of such Original  Issue  Discount  Security as of the date there is delivered to the Trustee  and,  where it is hereby  expressly  required,  to the  Company,  such Act by Holders of the  required aggregate  principal  amount of the  Outstanding  Debt  Securities  of such  series  and  (ii) each  Debt  Security denominated in a Foreign  Currency or composite  currency shall be deemed to have the principal  amount  determined by the Exchange Rate Agent by converting  the principal  amount of such Debt Security in the currency in which such
Debt  Security  is  denominated  into  Dollars at the  Exchange  Rate as of the date such Act is  delivered  to the
Trustee  and,  where it is hereby  expressly  required,  to the  Company,  by  Holders  of the  required  aggregate principal amount of the Outstanding Debt Securities of such series.

                  (h)      The  Company  may set any day as a  record  date  for the  purpose  of  determining  the
Holders  of  Outstanding  Debt  Securities  of any  series  entitled  to give,  make or take any  request,  demand, authorization,  direction,  notice,  consent,  waiver or other action provided or permitted by this Indenture to be given,  made or taken by Holders of Debt Securities of such series,  provided that the Company may not set a record date for,  and the  provisions  of this  paragraph  shall not apply  with  respect  to, the giving or making of any notice,  declaration,  request or direction  referred to in the next paragraph.  If any record date is set pursuant to this  paragraph,  the Holders of Outstanding  Debt Securities of the relevant series on such record date, and no other  Holders,  shall be entitled to take the relevant  action,  whether or not such Holders  remain Holders after such record  date;  provided  that no such action  shall be  effective  hereunder  unless  taken on or prior to the applicable  Expiration  Date (as defined below) by Holders of the requisite  principal  amount of Outstanding  Debt
Securities  of such  series on such  record  date.  Nothing in this  paragraph  shall be  construed  to prevent the
Company from setting a new record date for any action for which a record date has  previously  been set pursuant to this paragraph  (whereupon the record date previously set shall  automatically  and with no action by any Person be cancelled and of no effect),  and nothing in this  paragraph  shall be construed to render  ineffective  any action taken by Holders of the requisite  principal  amount of Outstanding  Debt  Securities of the relevant series on the date such action is taken.  Promptly after any record date is set pursuant to this paragraph,  the Company,  at its own expense,  shall cause notice of such record date, the proposed action by Holders and the applicable  Expiration
Date to be given to the Trustee in writing  and to each Holder of Debt  Securities  of the  relevant  series in the manner set forth in Section 106.

                  The  Trustee  may set any day as a record  date for the  purpose of  determining  the  Holders of
Outstanding  Debt  Securities of any series  entitled to join in the giving or making of (i) any notice of an Event of Default,  (ii) any  declaration  of  acceleration  referred to in  Section 502,  (iii) any  request to institute proceedings  referred to in Section 507(2),  or (iv) any  direction  referred to in Section 512,  in each case with respect to Debt  Securities of such series.  If any record date is set pursuant to this  paragraph,  the Holders of
Outstanding  Debt  Securities of such series on such record date, and no other  Holders,  shall be entitled to join in such notice,  declaration,  request or direction,  whether or not such Holders  remain Holders after such record date;  provided  that no such  action  shall be  effective  hereunder  unless  taken on or prior to the  applicable
Expiration  Date by Holders of the requisite  principal  amount of  Outstanding  Debt  Securities of such series on such record  date.  Nothing in this  paragraph  shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has  previously  been set  pursuant to this  paragraph  (whereupon  the record date  previously  set shall  automatically  and with no action by any Person be cancelled and of no effect), and  nothing  in this  paragraph  shall be  construed  to render  ineffective  any  action  taken by Holders of the requisite  principal  amount of  Outstanding  Debt  Securities  of the  relevant  series on the date such action is taken.  Promptly after any record date is set pursuant to this paragraph,  the Trustee,  at the Company’s  expense, shall cause notice of such record date,  the proposed  action by Holders and the applicable  Expiration  Date to be given to the Company in writing  and to each Holder of Debt  Securities  of the  relevant  series in the manner set forth in Section 106.

                  With  respect to any record date set pursuant to this  Section,  the party hereto which sets such record dates may designate any day as the  “Expiration  Date” and from time to time may change the Expiration  Date to any earlier or later day;  provided  that no such change  shall be effective  unless  notice of the proposed new
Expiration  Date is given to the other  party  hereto in  writing,  and to each  Holder of Debt  Securities  of the relevant  series in the  manner  set forth in  Section 106,  on or prior to the  existing  Expiration  Date.  If an
Expiration  Date is not designated  with respect to any record date set pursuant to this Section,  the party hereto which set such record  date shall be deemed to have  initially  designated  the 180th day after such record date as the Expiration  Date with respect  thereto,  subject to its right to change the Expiration Date as provided in this paragraph.

                  Section 105.      Notices, etc., to Trustee and Company.

                  Any request, demand,  authorization,  direction,  notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1)      the  Trustee by any  Holder or by the  Company  shall be  sufficient  for every  purpose hereunder  (unless  otherwise herein expressly  provided),  if in writing and sent by certified mail or by courier to the Trustee at its Corporate Trust Office, or

                  (2)      the  Company by the  Trustee  or by any Holder  shall be  sufficient  for every  purpose hereunder  (unless  otherwise  herein  expressly  provided) if in writing and sent by certified mail or by courier to the Company  addressed  to the  attention  of its  Secretary  at the  address of its  principal office  specified in the first paragraph of this instrument or at any other address  previously  furnished in writing to the Trustee by the Company.

                  Section 106.      Notice to Holders; Waiver.

                  Except as  otherwise  expressly  provided  herein,  where this  Indenture  provides for notice to
Holders of any event,  (1) such  notice  shall be  sufficiently  given to Holders of  Registered  Securities  if in writing and mailed,  first-class  postage prepaid,  to each Holder of a Registered Security affected by such event, at such Holder’s  address as it appears in the Security  Register,  not later than the latest date, and not earlier than the earliest date,  prescribed for the giving of such notice;  and (2) such notice shall be sufficiently given to Holders of Bearer Securities by publication  thereof in an Authorized  Newspaper in The City of New York and, if
the Debt  Securities of such series are then listed on The  International  Stock Exchange of the United Kingdom and
the Republic of Ireland and such stock exchange shall so require,  in London,  and, if the Debt  Securities of such series are then listed on the Luxembourg  Stock  Exchange and such stock  exchange shall so require,  in Luxembourg and, if the Debt  Securities of such series are then listed on any other stock  exchange  outside the United States and such stock  exchange  shall so  require,  in any other  required  city  outside  the  United  States or, if not practicable,  in Europe on a  Business  Day at least  twice,  the first such  publication  to be not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice.

                  In case,  by reason of the  suspension  of or  irregularities  in regular mail service or for any other  reason,  it shall be  impossible  or  impracticable  to mail  notice of any event to Holders  of  Registered
Securities  when said notice is required to be given  pursuant to any  provision  of this  Indenture or of the Debt
Securities,  then any manner of giving such notice as shall be  satisfactory to the Trustee shall be deemed to be a sufficient  giving of such notice.  In any case where notice to Holders of Registered  Securities is to be given by mail,  neither the failure to mail such notice,  nor any defect in any notice so mailed,  to any particular  Holder of a Registered  Security  shall affect the  sufficiency of such notice with respect to other Holders of Registered
Securities  or the  sufficiency  of any notice by  publication  to Holders of Bearer  Securities  given as provided above.

                  In case, by reason of the suspension of publication  of any  Authorized  Newspaper,  or by reason of any other  cause,  it shall be  impossible  or  impracticable  to make  publication  of any notice to Holders of
Bearer  Securities as provided  above,  then such method of publication or  notification  as shall be made with the approval of the Trustee shall  constitute a sufficient  publication of such notice.  Neither failure to give notice by  publication  to Holders of Bearer  Securities  as provided  above,  nor any defect in any notice so  published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                  Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by the Person  entitled  to receive  such  notice,  either  before or after the event,  and such  waiver  shall be the equivalent  of such notice.  Waivers of notice by Holders  shall be filed with the  Trustee,  but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Any request, demand,  authorization,  direction,  notice, consent,  election, waiver or other Act required or permitted under this Indenture shall be in the English  language,  except that any published notice may be in an official language of the country of publication.

                  Section 107.      Conflict with Trust Indenture Act.

                  If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof which is required to be included in this  Indenture by any of the  provisions  of the Trust  Indenture  Act,  such  required provision shall control.

                  Section 108.      Effect of Headings and Table of Contents.

                  The Article and Section  headings herein and the Table of Contents are for  convenience  only and shall not affect the construction hereof.

                  Section 109.      Successors and Assigns.

                  All covenants  and  agreements in this  Indenture by the Company  shall bind its  successors  and assigns, whether so expressed or not.

                  Section 110.      Separability Clause.

                  In case any  provision  in this  Indenture  or in the Debt  Securities  or any  coupons  shall be invalid,  illegal or unenforceable,  the validity,  legality and  enforceability of the remaining  provisions shall not in any way be affected or impaired thereby.

                  Section 111.      Benefits of Indenture.

                  Nothing in this  Indenture or in the Debt  Securities or any coupons,  express or implied,  shall give to any  Person,  other  than the  parties  hereto and their  successors  hereunder,  any Paying  Agent and the
Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 112.      Governing Law.

                  This  Indenture  and the Debt  Securities  and any coupons  shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 113.      Legal Holidays.

                  In any case where any Interest Payment Date,  Redemption Date,  Repayment Date or Stated Maturity
of any Debt  Security  shall  not be a  Business  Day at any  Place of  Payment,  then  (notwithstanding  any other provision  of this  Indenture or of the Debt  Securities  or any  coupons)  payment of interest or  principal  (and premium,  if any) need not be made at such Place of Payment  on such date,  but may be made on the next  succeeding
Business  Day at such Place of Payment  with the same force and  effect as if made on the  Interest  Payment  Date,
Redemption Date,  Repayment Date or at the Stated  Maturity,  and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date,  Redemption Date,  Repayment Date or Stated Maturity,  as
the case may be.

                  Section 114.      Exemption from Individual Liability.

                  No recourse  under or upon any  obligation,  covenant or agreement of this  Indenture,  or of any
Debt Security or any coupon,  or for any claim based thereon or otherwise in respect thereof,  shall be had against any  incorporator,  shareholder,  officer or director,  as such, past,  present or future, of the Company or of any successor corporation,  either directly or through the Company,  whether by virtue of any constitution,  statute or rule of law, or by the enforcement of any assessment or penalty or otherwise;  it being  expressly  understood that this Indenture and the obligations  issued hereunder are solely corporate  obligations of the Company,  and that no such personal liability  whatever shall attach to, or is or shall be incurred by, the incorporators,  shareholders, officers or  directors,  as such, of the Company or of any successor  corporation,  or any of them,  because of the creation of the indebtedness hereby authorized,  or under or by reason of the obligations,  covenants or agreements contained in this Indenture or in any of the Debt Securities or any coupon or implied  therefrom;  and that any and all such personal liability,  either at common law or in equity or by constitution or statute,  of, and any and all such rights and claims against,  every such  incorporator,  shareholder,  officer or director,  as such, because of the  creation  of the  indebtedness  hereby  authorized,  or under or by reason of the  obligations,  covenants  or agreements  contained in this Indenture or in any of the Debt  Securities or any coupon or implied  therefrom,  are hereby  expressly  waived and  released  as a condition  of, and as a  consideration  for,  the  execution  of this
Indenture and the issue of such Debt Securities.

                  Section 115.      Counterparts.

                  This  Indenture may be executed in any number of  counterparts,  each of which so executed  shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                                                    ARTICLE TWO

                                                Debt Security Forms

                  Section 201.      Forms Generally.

                  The Registered  Securities,  if any, and the Bearer  Securities and related  coupons,  if any, of each  series  shall be in  substantially  the form  (including  temporary  or  permanent  global  form) as shall be established in or pursuant to a Board  Resolution or in one or more indentures  supplemental  hereto,  in each case with such appropriate  insertions,  omissions,  substitutions  and other variations as are required or permitted by this  Indenture,  and may  have  such  letters,  numbers  or other  marks of  identification  and such  legends  or endorsements  placed thereon,  as may be required to comply with the rules of any securities  exchange,  or as may, consistently  herewith,  be determined by the officers  executing such Debt Securities or coupons,  as evidenced by their  signatures  on the Debt  Securities  or  coupons.  If the form of Debt  Securities  of any series or coupons
(including any such Global  Security) is established by action taken pursuant to a Board  Resolution,  a copy of an appropriate  record of such action  shall be certified  by the  Secretary or an Assistant  Secretary of the Company
and delivered to the Trustee at or prior to the delivery of the Company Order  contemplated  by Section 303 for the authentication and delivery of such Debt Securities or coupons.

                  Unless otherwise  specified as contemplated by Section 301,  Debt Securities in bearer form other than Debt Securities in temporary or permanent global form shall have coupons attached.

                  The definitive  Debt Securities and coupons,  if any, shall be printed,  lithographed or engraved on steel  engraved  borders or may be produced in any other manner,  all as  determined  by the officers  executing such Debt Securities, as evidenced by the execution of such Debt Securities and coupons.

                  Section 202.      Form of Trustee’s Certificate of Authentication.

                  This  is one  of  the  Debt  Securities,  of  the  series  designated  herein,  described  in the within-mentioned Indenture.

                                                      ________________________________________

                  .                                   as Trustee

                                                      By_______________________________________
                                                              Authorized Officer

                  Section 203.      Debt Securities in Global Form.

                  If Debt  Securities  of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301,  then,  notwithstanding  clause (10) of Section 301 and the provisions of Section 302, such Global Security shall  represent such of the outstanding  Debt Securities of such series as shall be specified therein and may provide that it shall  represent the aggregate  amount of Outstanding  Debt Securities from time to time endorsed  thereon and that the aggregate amount of Outstanding  Debt Securities  represented  thereby may from time to time be reduced to reflect  exchanges.  Any endorsement of a Global Security to reflect the amount,  or any increase or decrease in the amount,  of  Outstanding  Debt  Securities  represented  thereby  shall be made in such manner  and upon  instructions  given by such  Person or Persons as shall be  specified  therein or in the  Company
Order to be delivered to the Trustee pursuant to Section 303 or Section 304.

                  The  provisions  of the last  sentence  of  Section 303(g)  shall  apply  to any Debt  Securities represented  by a Debt  Security in global form if such Debt  Security was never issued and sold by the Company and the Company  delivers to the Trustee the Debt  Security in global form together  with written  instructions  (which need not  comply  with  Section 102  and need not be  accompanied  by an Opinion of  Counsel)  with  respect to the reduction in the principal  amount of Debt  Securities  represented  thereby,  together with the written  statement contemplated by the last sentence of Section 303(g).

                  Global  Securities  may be issued in either  registered or bearer form and in permanent  form or, in the case of Bearer Securities, either temporary or permanent form.

                                                   ARTICLE THREE

                                                The Debt Securities

                  Section 301.      Amount Unlimited; Issuance in Series.

                  The  aggregate  principal  amount of Debt  Securities  which may be  authenticated  and delivered under this Indenture is unlimited.

                  The Debt  Securities  may be issued  in one or more  series.  There  shall be  established  in or pursuant to a Board Resolution,  and set forth in an Officers’ Certificate,  or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                  (1)      the  title of the Debt  Securities  of the  series  (which  shall  distinguish  the Debt
         Securities of the series from all other Debt Securities);

                  (2)      the price or prices  (expressed  as a percentage  of the  principal  amount  thereof) at which the Debt Securities of the series may be issued;

                  (3)      the ranking of such Debt Securities;

                  (4)      the limit,  if any, upon the aggregate  principal  amount of the Debt  Securities of the series  which may be  authenticated  and  delivered  under  this  Indenture  (except  for Debt  Securities authenticated  and delivered  upon  registration  of transfer of, or in exchange for, or in lieu of, other
         Debt  Securities  of the series  pursuant to  Section 304,  305, 306, 906, 1107 or 1303 and except for any
         Debt  Securities  which,  pursuant  to  Section 303,  are  deemed  never to have  been  authenticated  and delivered hereunder);

                  (5)      the date or dates on which the  principal  and premium,  if any, of the Debt  Securities of the series are payable;

                  (6)      the rate or rates,  if any,  at which  the Debt  Securities  of the  series  shall  bear interest,  or the method or methods by which such rate or rates may be determined,  the date or dates from which such interest  shall  accrue,  the Interest  Payment Dates on which such interest  shall be payable, the Regular Record Date for the interest  payable on any Registered  Security on any Interest Payment Date
         and the circumstances, if any, in which the Company may defer interest payments;

                  (7)      the place or places where,  subject to the provisions of Section 1002,  the principal of
         (and  premium,  if any) and interest on Debt  Securities  of the series shall be payable,  any  Registered
         Securities of the series may be surrendered for  registration  of transfer,  Debt Securities of the series may be  surrendered  for  exchange  and  notices and demands to or upon the Company in respect of the Debt
         Securities  of the  series and this  Indenture  may be served and where  notices  to Holders  pursuant  to
         Section 106 will be published;

                  (8)      if  applicable,  the period or periods  within which or the date or dates on which,  the price or prices at which and the terms and  conditions  upon  which Debt  Securities  of the series may be redeemed, in whole or in part, at the option of the Company;

                  (9)      the obligation,  if any, of the Company to redeem,  repay or purchase Debt Securities of the series  pursuant to any sinking fund or analogous  provisions or at the option of a Holder thereof and the period or periods within which,  the price or prices at which and the terms and conditions  upon which
         Debt  Securities of the series shall be redeemed,  repaid or purchased,  in whole or in part,  pursuant to such obligation;

                  (10)     whether  Debt  Securities  of the series are to be  issuable as  Registered  Securities,
         Bearer  Securities  or both,  whether  Debt  Securities  of the series are to be issuable  with or without coupons or both and, in the case of Bearer  Securities,  the date as of which such Bearer Securities shall be dated if other than the date of  original  issuance  of the first Debt  Security of such series of like tenor and term to be issued;

                  (11)     whether  the Debt  Securities  of the series  shall be issued in whole or in part in the form of a Global  Security or Securities  and, in such case, the Depositary and Global  Exchange Agent for such Global  Security or  Securities,  whether such global form shall be  permanent  or temporary  and, if applicable, the Global Exchange Date;

                  (12)     if  Debt  Securities  of the  series  are to be  issuable  initially  in the  form  of a temporary Global Security,  the  circumstances  under which the temporary Global Security can be exchanged for definitive  Debt  Securities  and whether the definitive  Debt  Securities  will be Registered  and/or
         Bearer  Securities  and will be in global  form and  whether  interest  in respect of any  portion of such
         Global  Security  payable in respect of an Interest  Payment Date prior to the Global  Exchange Date shall be paid to any  clearing  organization  with  respect to a portion of such  Global  Security  held for its account and, in such event,  the terms and conditions  (including  any  certification  requirements)  upon which any such  interest  payment  received  by a clearing  organization  will be  credited to the Persons entitled to  interest  payable on such  Interest  Payment  Date if other than as provided in this  Article
         Three;

                  (13)     whether,  and under what  conditions,  additional  amounts will be payable to Holders of
         Debt Securities of the series pursuant to Section 1006;

                  (14)     the  denominations  in which any Registered  Securities of the series shall be issuable, if other than  denominations of $1,000 and any integral multiple  thereof,  and the denominations in which any Bearer Securities of such series shall be issuable, if other than the denomination of $5,000;

                  (15)     if other than the  principal  amount  thereof,  the portion of the  principal  amount of
         Debt  Securities of the series which shall be payable upon  declaration  of  acceleration  of the Maturity thereof pursuant to Section 502;

                  (16)     the currency or currencies of denomination  of the Debt Securities of any series,  which may be in  Dollars,  any Foreign  Currency or any  composite  currency,  including  but not limited to the
         Euro, and, if any such currency of  denomination  is a composite  currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency;

                  (17)     the currency or currencies  in which  payment of the principal of (and premium,  if any)
         and interest on the Debt  Securities  will be made,  any other  currency or currencies in which payment of the principal of (and premium, if any) or the interest on Registered  Securities,  at the election of each of the Holders  thereof,  may also be payable and the periods  within  which and the terms and  conditions upon which such election is to be made, and the Exchange Rate and Exchange Rate Agent;

                  (18)     if the amount of  payments  of  principal  of (and  premium,  if any) or interest on the
         Debt  Securities  of the series may be  determined  with  reference to an index,  the manner in which such amounts shall be determined;

                  (19)     if payments of principal  of (and  premium,  if any) or interest on the Debt  Securities of the series are to be made in a Foreign  Currency other than the currency in which such Debt  Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined;

                  (20)     if the Debt Securities of the series are  convertible or exchangeable  into common stock or preferred  stock,  the conversion  price or exchange ratio therefor,  the period during which such Debt
         Securities  are  convertible or  exchangeable  and any terms and conditions for the conversion or exchange of such Debt Securities;

                  (21)     any Events of Default with respect to Debt  Securities of such series,  if not set forth herein;
                  (22)     any other  covenant or warranty  included for the benefit of the Debt  Securities of the series in  addition  to (and not  inconsistent  with)  those  set forth  herein  for the  benefit  of Debt
         Securities of all series,  or any other covenant or warranty  included for the benefit of Debt  Securities of the series in lieu of any covenant or warranty set forth herein for the benefit of Debt  Securities  of all series,  or any  provision  that any  covenant or  warranty  set forth  herein for the benefit of Debt
         Securities  of all  series  shall  not be for the  benefit  of Debt  Securities  of  such  series,  or any combination of such covenants,  warranties or provisions and the applicability,  if any, of the provisions of Section 1012 to such covenants and warranties;

                  (23)     the terms and  conditions,  if any,  pursuant to which the Company’s  obligations  under this  Indenture may be terminated  through the deposit of money or Government  Obligations  as provided in
         Articles Four and Fifteen;

                  (24)     the Person or Persons who shall be Security  Registrar  for the Debt  Securities of such series if other than the  Trustee,  and the place or places  where the  Security  Register for such series shall be  maintained  and the Person or Persons who will be the initial  Paying Agent or Agents,  if other than the Trustee; and

                  (25)     any  other  terms  of the  series  (which  terms  shall  not be  inconsistent  with  the provisions of this Indenture).

                  All Debt Securities of any one series and the coupons  appertaining to Bearer  Securities of such series, if any, shall be substantially  identical except, in the case of Registered Securities,  as to denomination and except as may  otherwise be provided in or pursuant to such Board  Resolution  and set forth in such  Officers’
Certificate or in any such indenture supplemental hereto.

                  Debt  Securities of any particular  series may be issued at various times,  with different  dates on which the principal or any  installment of principal is payable,  with different  rates of interest,  if any, or different  methods by which rates of interest may be determined,  with  different  dates on which such interest may be payable and with  different  Redemption or Repayment  Dates and may be  denominated  in different  currencies or payable in different currencies.

                  If any of the terms of a series of Debt  Securities  are  established by action taken pursuant to a Board  Resolution,  a copy of an  appropriate  record of such action shall be  certified  by the  Secretary or an
Assistant  Secretary  of the Company and  delivered  to the  Trustee at or prior to the  delivery of the  Officers’
Certificate setting forth the terms of the series.

                  Section 302.      Denominations.

                  Debt  Securities  of each series  shall be issuable  in such form and  denominations  as shall be specified in the form of Debt Security for such series  approved or  established  pursuant to Section 201 or in the
Officers’  Certificate  delivered pursuant to Section 301.  In the absence of any specification with respect to the
Debt  Securities  of any  series,  the  Registered  Securities  of  such  series,  if any,  shall  be  issuable  in denominations of $1,000 and any integral  multiple thereof and the Bearer  Securities of such series, if any, shall be issuable in the denominations of $5,000.

                  Section 303.      Execution, Authentication, Delivery and Dating.

                  (a)      The Debt  Securities  shall be executed on behalf of the Company by its  Chairman of the
Board,  a Vice  Chairman of the Board,  the  President  or a Vice  President,  and by its  Treasurer  or one of its
Assistant  Treasurers or its  Secretary or one of its Assistant  Secretaries  under its corporate  seal  reproduced thereon.  The  signature  of any of these  officers  on the Debt  Securities  may be manual or  facsimile.  Coupons shall bear the facsimile signature of an authorized officer of the Company.

                  Debt  Securities and coupons  bearing the manual or facsimile  signatures of individuals who were at any time the proper  officers of the Company shall bind the Company,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Debt  Securities or coupons of any series or did not hold such offices at the date of such Debt Securities or coupons.

                  (b)      At any time and from time to time after the  execution  and delivery of this  Indenture,
Debt  Securities  of any series may be executed by the Company  and  delivered  to the Trustee for  authentication, and,  except as otherwise  provided in this Article Three,  shall thereupon be  authenticated  and delivered by the
Trustee upon Company  Order,  without any further  action by the Company;  provided,  however,  that, in connection with its original  issuance,  a Bearer  Security may be delivered only outside the United States and, except in the case of a  temporary  Global  Security,  only if the  Company or its agent shall have  received  the  certification required  pursuant to  Sections 304(b)(iii)  and (iv), unless such  certification  shall have been provided earlier pursuant to  section 304(b)(v)  hereof,  and only if the Company has no reason to know that such  certification  is false.

                  To the extent  authorized  in or pursuant  to a Board  Resolution  and set forth in an  Officers’
Certificate,  or established  in one or more  indentures  supplemental  hereto,  such written  Company Order may be given  by any one  officer  or  employee  of the  Company,  may be  electronically  transmitted,  and  may  provide instructions  as to  registration  of holders,  principal  amounts,  rates of  interest,  maturity  dates and other matters  contemplated  by such Board  Resolution  and  Officers’  Certificate  or  supplemental  indenture to be so instructed in respect  thereof.  Before  authorizing  and delivering  the first Debt  Securities of any series (and upon request of the Trustee  thereafter),  the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and (ii) an Opinion of Counsel described in the next sentence.

                  In  authenticating  such Debt  Securities,  and accepting the additional  responsibilities  under this  Indenture in relation to any such Debt  Securities,  the Trustee  shall be entitled to receive,  prior to the initial  authentication of such Debt Securities,  and (subject to Section 601)  shall be fully protected in relying upon:

                  (i)      a Board  Resolution  relating thereto and, if applicable,  an appropriate  record of any action  taken  pursuant to such  resolution  certified by the  Secretary or an Assistant  Secretary of the
         Company;

                  (ii)     an executed supplemental indenture, if any, relating thereto;

                  (iii)    an Officers’  Certificate  setting  forth the form and terms of the Debt  Securities  of such  series and  coupons,  if any,  pursuant to  Sections 201  and 301 and  stating  that all  conditions precedent  provided  for in this  Indenture  relating to the  issuance of such Debt  Securities  have been complied with; and

                  (iv)     an Opinion of Counsel stating

                           (A)      that  the  form  of  such  Debt  Securities  and  coupons,  if  any,  has  been established in or pursuant to a Board  Resolution or by a supplemental  indenture as permitted by
                  Section 201 in conformity with the provisions of this Indenture;

                           (B)      that  the  terms  of such  Debt  Securities  and  coupons,  if any,  have  been established in or pursuant to a Board  Resolution or by a supplemental  indenture as permitted by
                  Section 301 in conformity with the provisions of this Indenture; and

                           (C)      that  such  Debt  Securities  and  coupons,  if  any,  when  authenticated  and delivered  by the Trustee  and issued by the Company in the manner and subject to any  conditions specified  in such  Opinion of Counsel,  will  constitute  valid and binding  obligations  of the
                  Company,  enforceable in accordance with their terms,  subject, as to enforcement of remedies, to
                  applicable   bankruptcy,   reorganization,   insolvency,   moratorium  or  other  laws  affecting
                  creditors’  rights  generally  and the  application  of general  principles  of equity and except further as enforcement  thereof may be limited by  (i) requirements  that a claim with respect to any Debt  Securities  denominated  other than in Dollars (or a Foreign  Currency or currency unit judgment in respect of such claim) be  converted  into  Dollars at a rate of exchange  prevailing on a date determined  pursuant to applicable law or  (ii) governmental  authority to limit, delay or prohibit the making of payments in Foreign  Currencies or currency  units or payments  outside the United States.

                  (c)      If the Company shall  establish  pursuant to Section 301  that the Debt  Securities of a series are to be issued in whole or in part in the form of one or more Global  Securities,  then the Company  shall execute and the Trustee shall,  in accordance  with this Section and the Company Order with respect to such series, authenticate  and deliver one or more Global  Securities in permanent or temporary  form that  (i) shall  represent and shall be denominated in an aggregate  amount equal to the aggregate  principal  amount of the Outstanding  Debt
Securities  of such series to be  represented  by one or more Global  Securities,  (ii) shall  be registered in the name of the Depositary  for such Global  Security or Securities or the nominee of such  Depositary and  (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions.

                  (d)      The  Trustee  shall have the right to  decline  to  authenticate  and  deliver  any Debt
Securities  under this  Section 303 if the issuance of such Debt Securities will adversely affect the Trustee’s own rights,  duties or immunities  under the Debt  Securities  and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  (e)      If all the Debt  Securities  of any  series  are not to be issued at one time,  it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Debt  Security,  but such Opinion of  Counsel,  with  appropriate  modifications,  may  instead  be  delivered  at or prior to the time of the  first issuance of Debt Securities of such series.

                  (f)      Each  Registered  Security  shall be dated the date of its  authentication.  Each Bearer
Security shall be dated as of the date specified as contemplated by Section 301.

                  (g)      No Debt  Security or coupon  attached  thereto  shall be  entitled to any benefit  under this  Indenture  or be  valid or  obligatory  for any  purpose,  unless  there  appears  on such  Debt  Security  a certificate  of  authentication  substantially  in the form provided for herein  executed by the Trustee,  and such certificate  upon any Debt Security shall be conclusive  evidence,  and the only evidence,  that such Debt Security has been duly  authenticated  and delivered  hereunder.  Except as permitted by Section 306,  the Trustee shall not authenticate  and deliver any Bearer Security  unless all  appurtenant  coupons for interest then matured have been detached and  cancelled.  Notwithstanding  the foregoing,  if any Debt Security or portion  thereof shall have been duly  authenticated  and  delivered  hereunder  but never  issued and sold by the  Company,  and the Company  shall deliver such Debt  Security to the Trustee for  cancellation  as provided in  Section 309  together  with a written statement  (which need not comply with  Section 102  and need not be accompanied by an Opinion of Counsel)  stating that such Debt  Security  or portion  thereof has never been issued and sold by the  Company,  for all  purposes of this  Indenture  such Debt Security shall be deemed never to have been  authenticated  and delivered  hereunder and shall never be entitled to the benefits of this Indenture.

                  (h)      Each Depositary  designated  pursuant to Section 301 for a Global Security in registered form must, at the time of its  designation  and at all times while it serves as  Depositary,  be a clearing  agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

                  Section 304.      Temporary Debt Securities.

                  (a)      Pending the  preparation of definitive  Debt  Securities of any series,  the Company may execute,  and upon receipt of documents  required by  Sections 301  and 303,  together  with a Company  Order,  the
Trustee shall  authenticate and deliver,  temporary Debt Securities which are printed,  lithographed,  typewritten, mimeographed or otherwise  produced,  in any  denomination,  substantially of the tenor and terms of the definitive
Debt Securities in lieu of which they are issued in registered  form or, if authorized,  in bearer form with one or more  coupons  or  without  coupons,  and with such  appropriate  insertions,  omissions,  substitutions  and other variations as the officers  executing such Debt Securities may determine,  as evidenced by their signatures on such
Debt Securities.  In the case of Debt Securities of any series issuable as Bearer  Securities,  such temporary Debt
Securities may be in global form, representing all or any part of the Outstanding Debt Securities of such series.

                  (b)      Unless otherwise provided pursuant to Section 301:

                  (i)      Except in the case of  temporary  Debt  Securities  in global form,  if  temporary  Debt
         Securities of any series are issued,  the Company will cause  definitive Debt Securities of such series to be prepared  without  unreasonable  delay.  After the  preparation of definitive  Debt  Securities of such series,  the related  temporary Debt Securities  shall be exchangeable for such definitive Debt Securities upon surrender of the temporary  Debt  Securities of such series at the office or agency of the Company in the Place of Payment for such series,  without charge to the Holder.  Upon surrender for  cancellation  of any one or more  temporary Debt  Securities of any series  (accompanied,  if applicable,  by all unmatured coupons and all matured  coupons in default  appertaining  thereto),  the  Company  shall  execute and the
         Trustee shall  authenticate  and deliver in exchange  therefor a like principal  amount of definitive Debt
         Securities  of the same  series  of like  tenor  and  terms  and of  authorized  denominations;  provided, however,  that no Bearer Security shall be delivered in exchange for a Registered Security;  and provided, further,  that a Bearer  Security shall be delivered in exchange for a Bearer  Security only in compliance with the conditions set forth in Section 305.

                  (ii)     If Debt  Securities  of any  series  are  issued  in  temporary  global  form,  any such temporary Global Security shall,  unless otherwise  provided pursuant to Section 301,  be delivered to the
         Depositary  for the benefit of Euroclear and  Clearstream,  for credit to the  respective  accounts of the beneficial owners of such Debt Securities (or to such other accounts as they may direct).

                  (iii)    Without  unnecessary  delay but in any event not later  than the date  specified  in, or determined  pursuant to the terms of, any such temporary  Global  Security (the “Global  Exchange  Date”), the  Company  shall  deliver  definitive  Debt  Securities  to the Trustee or the agent  appointed  by the
         Company  pursuant to  Section 301 to effect the exchange of the temporary  Global  Security for definitive
         Debt Securities (the “Global  Exchange  Agent”),  in an aggregate  principal amount equal to the principal amount of such  temporary  Global  Security,  executed  by the  Company.  On or after the Global  Exchange
         Date,  such temporary  Global  Security  shall be  surrendered  by the  Depositary to the Global  Exchange
         Agent,  to be exchanged,  in whole or from time to time in part, for definitive  Debt  Securities  without charge  and  the  Trustee  or the  Global  Exchange  Agent,  if  authorized  by the  Trustee  pursuant  to
         Section 614,  shall  authenticate  and  deliver,  in exchange for each  portion of such  temporary  Global
         Security,  an equal  aggregate  principal  amount of  definitive  Debt  Securities  of the same  series of authorized  denominations  and of like tenor and terms as the portion of such temporary Global Security to be  exchanged.  Upon  any  exchange  of a part of such  temporary  Global  Security  for  definitive  Debt
         Securities,  the portion of the principal  amount and any interest  thereon so exchanged shall be endorsed by the Global  Exchange Agent on a schedule to such  temporary  Global  Security,  whereupon the principal amount and interest  payable  with  respect to such  temporary  Global  Security  shall be reduced for all purposes by the amount so exchanged  and  endorsed.  The  definitive  Debt  Securities  to be delivered in exchange  for any such  temporary  Global  Security  shall be in  bearer  form,  registered  form,  global registered  form or global  bearer form,  or any  combination  thereof,  as specified as  contemplated  by
         Section 301,  and, if any  combination  thereof is so  specified,  as  requested by the  beneficial  owner thereof;  provided,  however,  that,  in the case of the  exchange of the  temporary  Global  Security for definitive  Bearer Securities  (including a definitive Global Bearer Security),  upon such presentation by the Depositary,  such temporary Global Security shall be accompanied by a certificate  signed by Euroclear as to the portion of such  temporary  Global  Security  held for its account  then to be  exchanged  and a certificate  signed by  Clearstream  as to the  portion of such  temporary  Global  Security  held for its account then to be  exchanged,  each in the form set forth in Exhibit B to this  Indenture;  and provided, further,  that  definitive  Bearer  Securities  (including a definitive  Global Bearer  Security) shall be delivered  in  exchange  for a  portion  of a  temporary  Global  Security  only in  compliance  with  the requirements of Section 303.

                  (iv)     The  interest  of a  beneficial  owner of Debt  Securities  of a series  in a  temporary
         Global  Security  shall be exchanged for definitive  Debt  Securities of the same series and of like tenor and terms following the Global Exchange Date when the account holder  instructs  Euroclear or Clearstream, as the case may be, to request  such  exchange  on such  account  holder’s  behalf and, in the case of the exchange of the  temporary  Global  Security  for  definitive  Bearer  Securities  (including a definitive
         Global Bearer  Security),  the account holder delivers to Euroclear or Clearstream,  as the case may be, a certificate  in the form set forth in  Exhibit A-1  and, if applicable,  A-2 to this  Indenture,  dated no earlier than 15 days prior to the Global  Exchange Date,  copies of which  certificate  shall be available from the offices of Euroclear  and  Clearstream,  the Global  Exchange  Agent,  any  authenticating  agent appointed for such series of Debt  Securities and each Paying Agent.  Unless  otherwise  specified in such temporary  Global  Security,  any such exchange shall be made free of charge to the  beneficial  owners of such temporary  Global Security,  except that a Person receiving  definitive Debt Securities must bear the cost of  insurance,  postage,  transportation  and the like in the event  that such  Person  does not take delivery of such  definitive  Debt  Securities  in person at the  offices of  Euroclear  and  Clearstream.
         Definitive  Debt  Securities  in bearer form to be  delivered  in exchange  for any portion of a temporary
         Global Security shall be delivered only outside the United States.

                  (v)      Until  exchanged in full as hereinabove  provided,  the temporary Debt Securities of any series shall in all respects be entitled to the same  benefits  under this  Indenture as  definitive  Debt
         Securities of the same series and of like tenor and terms  authenticated and delivered  hereunder,  except that  interest  payable on a temporary  Global  Security on an Interest  Payment  Date shall be payable to
         Euroclear  and  Clearstream  on such Interest  Payment Date only if there has been  delivered by Euroclear and  Clearstream  to the Global  Exchange  Agent a certificate  or  certificates  in the form set forth in
         Exhibit B to this  Indenture  dated no earlier than the first  Interest  Payment Date,  for credit without further  interest on or after such  Interest  Payment Date to the  respective  accounts of the Persons who are the beneficial  owners of such temporary  Global  Security on such Interest  Payment Date and who have each  delivered to Euroclear or  Clearstream,  as the case may be, a certificate  in the form set forth in
         Exhibit A-1  and, if applicable,  A-2 to this Indenture  dated no earlier than the first Interest  Payment
         Date.  Any interest so received by Euroclear  and  Clearstream  and not paid as herein  provided  prior to the Global  Exchange Date shall be returned to the Global  Exchange  Agent which,  upon  expiration of two years after such  Interest  Payment  Date,  shall repay such  interest to the Company in  accordance  with
         Section 1003.

                  Section 305.      Registration; Registration of Transfer and Exchange.

                  The Company  shall cause to be kept at one of the  offices or  agencies to be  maintained  by the
Company  in  accordance  with the  provisions  of this  Section 305  and  Section 1002,  with  respect  to the Debt
Securities  of each  series  which are  Registered  Securities,  a register  (herein  sometimes  referred to as the
“Security  Register”) in which,  subject to such  reasonable  regulations  as it may  prescribe,  the Company shall provide for the  registration  of  Registered  Securities  and of transfers of Registered  Securities.  Pursuant to
Section 301,  the Company  shall  appoint,  with respect to Debt  Securities  of each series  which are  Registered
Securities,  a  “Security  Registrar”  for the  purpose of  registering  such Debt  Securities  and  transfers  and exchanges of such Debt Securities as herein provided.

                  Upon  surrender  for  registration  of transfer of any  Registered  Security of any series at the office or agency of the Company  maintained  for such  purpose,  the Company shall  execute,  and the Trustee shall authenticate  and deliver,  in the name of the  designated  transferee or  transferees,  one or more new Registered
Securities  of the same  series  of any  authorized  denomination  or  denominations,  of like  tenor and terms and aggregate principal amount.

                  At the option of the  Holder,  Registered  Securities  of any series may be  exchanged  for other
Registered  Securities  of the same series of any  authorized  form and  denomination,  of like tenor and terms and aggregate  principal  amount,  upon  surrender  of the  Registered  Securities  to be  exchanged  at such office or agency.  Bearer Securities may not be delivered in exchange for Registered Securities.

                  At the option of the Holder,  Registered  Securities  or Bearer  Securities  of any series may be issued in exchange  for Bearer  Securities  (except as otherwise  specified as  contemplated  by  Section 301  with respect to a Bearer  Security in global  form) of the same  series,  of any  authorized  denominations  and of like tenor and terms and aggregate  principal  amount,  upon  surrender of the Bearer  Securities to be exchanged at any such office or agency,  with all unmatured  coupons and all matured  coupons in default  thereto  appertaining.  If the Holder of a Bearer  Security is unable to produce  any such  unmatured  coupon or coupons or matured  coupon or coupons in default,  such exchange may be effected if the Bearer  Securities  are  accompanied  by payment in funds acceptable  to the  Company  and the  Trustee  in an  amount  equal to the face  amount of such  missing  coupon or coupons,  or the surrender of such missing  coupon or coupons may be waived by the Company and the Trustee if there be  furnished  to them such  security or  indemnity  as they may require to save each of them and any Paying  Agent harmless.  If thereafter  the Holder of such Security  shall  surrender to any Paying Agent any such missing coupon in respect of which such a payment  shall have been made,  such  Holder  shall be entitled to receive the amount of such payment;  provided,  however,  that,  except as otherwise  provided in Section 1002,  interest  represented by coupons  shall be payable only upon  presentation  and  surrender of those  coupons at an office or agency  located outside the United States.  Notwithstanding  the foregoing,  in case a Bearer Security of any series is surrendered at any such  office or agency in  exchange  for a  Registered  Security of the same series and like tenor and terms after the close of  business  at such  office or agency on (i) any  Regular  Record  Date and before the opening of business at such office or agency on the  relevant  Interest  Payment  Date,  or (ii) any  Special  Record Date and
before the opening of business at such  office or agency on the  related  date for payment of  Defaulted  Interest, such Bearer  Security shall be surrendered  without the coupon  relating to such Interest  Payment Date or proposed date of payment, as the case may be.

                  Whenever any Debt  Securities are so  surrendered  for exchange,  the Company shall execute,  and the Trustee shall  authenticate  and deliver,  the Debt Securities which the Holder making the exchange is entitled to receive.

                  If at any time the  Depositary for the Debt  Securities of a series  notifies the Company that it is  unwilling  or unable to continue as  Depositary  for the Debt  Securities  of such series or if at any time the
Depositary  for the Debt  Securities of such series shall no longer be eligible under  Section 303(h),  the Company shall  appoint  a  successor  Depositary  with  respect  to the Debt  Securities  of such  series.  If a  successor
Depositary  for the Debt  Securities  of such  series is not  appointed  by the  Company  within 90 days  after the
Company  receives  such  notice  or  becomes  aware of such  ineligibility,  the  Company’s  election  pursuant  to
Section 301(9)  shall no longer be  effective  with respect to the Debt  Securities  of such series and the Company will execute,  and the Trustee,  upon receipt of a Company Order for the  authentication and delivery of definitive
Debt Securities of such series,  will  authenticate and deliver,  Debt Securities of such series in definitive form in an aggregate  principal amount equal to the principal  amount of the Global Security or Securities  representing such series in exchange for such Global Security or Securities.

                  The Company may at any time and in its sole  discretion  determine  that the Debt  Securities  of any series  issued in the form of one or more  Global  Securities  shall no longer be  represented  by such  Global
Security or Securities.  In such event the Company will execute,  and the Trustee,  upon receipt of a Company Order for the  authentication  and delivery of definitive Debt Securities of such series,  will authenticate and deliver,
Debt  Securities  of such series in  definitive  form and in an aggregate  principal  amount equal to the principal amount of the Global  Security or  Securities  representing  such series in  exchange  for such Global  Security or
Securities.

                  If  specified  by  the  Company  pursuant  to  Section 301  with  respect  to a  series  of  Debt
Securities,  the Depositary for such series of Debt  Securities may surrender a Global  Security for such series of
Debt  Securities in exchange in whole or in part for Debt  Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such  Depositary.  Thereupon,  the Company shall execute, and the Trustee shall authenticate and deliver, without charge to any Holder,

                  (a)      to each Person  specified by such  Depositary a new Debt  Security or  Securities of the same series,  of like tenor and terms and of any authorized  denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and

                  (b)      to such  Depositary a new Global  Security of like tenor and terms and in a denomination equal to the  difference,  if any,  between  the  principal  amount  of the  surrendered  Global  Security  and the aggregate principal amount of Debt Securities delivered to Holders thereof.

                  In any exchange provided for in any of the preceding three  paragraphs,  the Company will execute and the Trustee will  authenticate  and deliver Debt  Securities  (a) in  definitive  registered form in authorized denominations,  if the Debt  Securities of such series are issuable as  Registered  Securities,  (b) in  definitive bearer  form in  authorized  denominations,  with  coupons  attached,  if the Debt  Securities  of such  series are issuable as Bearer  Securities  or (c) as  either  Registered  or Bearer  Securities,  as shall be specified by the beneficial  owner thereof,  if the Debt Securities of such series are issuable in either form;  provided,  however, that no  definitive  Bearer  Security  shall be delivered in exchange for a temporary  Global  Security  unless the
Company or its agent shall have  received  from the person  entitled to receive the  definitive  Bearer  Security a certificate  substantially  in the form set forth in  Exhibit A-1  and, if  applicable,  A-2 hereto;  and  provided further that delivery of a Bearer  Security shall occur only outside the United States;  and provided  further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

                  Upon the exchange of a Global  Security  for Debt  Securities  in  definitive  form,  such Global
Security  shall be  cancelled  by the  Trustee.  Registered  Securities  issued in exchange  for a Global  Security pursuant to this Section shall be registered in such names and in such authorized  denominations  as the Depositary for such Global Security,  pursuant to instructions  from its direct or indirect  participants or otherwise,  shall instruct the Trustee.  The Trustee  shall  deliver such  Registered  Securities  to the persons in whose names such
Debt  Securities are so registered.  The Trustee shall deliver  Bearer  Securities  issued in exchange for a Global
Security  pursuant to this Section to the persons,  and in such  authorized  denominations,  as the  Depositary for such Global  Security,  pursuant to  instructions  from its direct or indirect  participants  or  otherwise,  shall instruct the Trustee;  provided,  however,  that no definitive Bearer Security shall be delivered in exchange for a temporary  Global  Security unless the Company or its agent shall have received from the person entitled to receive the  definitive  Bearer  Security  a  certificate  substantially  in the form  set  forth in  Exhibit A-1  and,  if applicable,  A-2 hereto;  and provided  further  that  delivery of a Bearer  Security  shall occur only outside the
United States;  and provided  further that no definitive  Bearer  Security will be issued if the Company has reason to know that any such certificate is false.

                  All Debt  Securities  issued upon any  registration  of  transfer or exchange of Debt  Securities shall be the valid  obligations  of the Company,  evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

                  Every Registered  Security  presented or surrendered for registration of transfer or for exchange shall (if so required by the Company,  the Security  Registrar or the Trustee) be duly endorsed,  or be accompanied by a written  instrument of transfer in form  satisfactory to the Company,  the Security  Registrar and the Trustee
duly executed, by the Holder thereof or such Holder’s attorney duly authorized in writing.

                  No charge to any Holder  shall be made for any  registration  of  transfer  or  exchange  of Debt
Securities,  but the Company may require payment of a sum sufficient to cover any tax or other governmental  charge that may be imposed in  connection  with any  transfer,  registration  of transfer or exchange of Debt  Securities, other than  exchanges  expressly  provided in this  Indenture  to be made at the  Company’s  own expense or without expense or without charge to the Holders.

                  The  Company  shall not be required  (i) to  issue,  register  the  transfer of or exchange  Debt
Securities of any  particular  series to be redeemed for a period of fifteen days  preceding the first  publication of the relevant  notice of redemption or, if Registered  Securities are  outstanding  and there is no  publication, the mailing of the relevant notice of redemption of Debt  Securities of such series  selected for redemption  under
Section 1103  and ending at the close of business on the day of such mailing,  or (ii) to  register the transfer of or exchange any Registered  Security so selected for redemption in whole or in part, except the unredeemed  portion of such  Registered  Security  being  redeemed in part,  or (iii) to  exchange any Bearer  Security so selected for redemption  except that such a Bearer  Security may be exchanged for a Registered  Security of like tenor and terms of that series, provided that such Registered Security shall be simultaneously surrendered for redemption.

                  Notwithstanding  anything  herein  to the  contrary,  the  exchange  of  Bearer  Securities  into
Registered  Securities  shall be subject to  applicable  laws and  regulations  in effect at the time of  exchange;
neither the Company,  the Trustee nor the Security  Registrar shall exchange any Bearer  Securities into Registered
Securities  if it has received an Opinion of Counsel that as a result of such  exchanges  the Company  would suffer adverse  consequences  under the  United  States  Federal  income tax laws and  regulations  then in effect and the
Company has delivered to the Trustee a Company Order  directing the Trustee not to make such  exchanges  thereafter unless and until the Trustee  receives a  subsequent  Company  Order to the  contrary.  The Company  shall  deliver copies of such Company Orders to the Security Registrar.

                  Section 306.      Mutilated, Destroyed, Lost and Stolen Debt Securities.

                  If (i) any  mutilated Debt Security or a Bearer Security with a mutilated coupon  appertaining to it is  surrendered  to a Paying Agent outside the United States  designated by the Company,  or, in the case of any
Registered  Security,  to the Trustee,  or (ii) the Company and the Trustee receive evidence to their  satisfaction of the  destruction,  loss or theft of any Debt  Security or coupon,  and there is delivered to the Company and the
Trustee such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the  Company  and the  Trustee  that such Debt  Security  or coupon has been  acquired  by a bona fide purchaser,  the Company shall execute and upon its written request the Trustee shall  authenticate and deliver,  in exchange for any such mutilated Debt Security or Bearer Security with a mutilated  coupon  appertaining to it or to which a destroyed,  lost or stolen coupon appertains (with all appurtenant  coupons not destroyed,  lost or stolen)
or in lieu of any such  destroyed,  lost or stolen Debt  Security,  a new Debt Security of like tenor and terms and principal amount,  bearing a number not contemporaneously  outstanding,  with coupons corresponding to the coupons, if any,  appertaining  to such  destroyed,  lost or stolen  Debt  Security  or to the Debt  Security  to which such destroyed,  lost or  stolen  coupon  appertains;  provided,  however,  that any such new  Bearer  Security  will be delivered only in compliance with the conditions set forth in Section 305.

                  In case any such  mutilated,  destroyed,  lost or stolen Debt Security or coupon has become or is about to become due and payable,  the Company in its discretion  may,  instead of issuing a new Debt Security,  pay such Debt  Security or coupon;  provided,  however,  that  payment of principal  of (and  premium,  if any) and any interest on Bearer Securities  shall,  except as otherwise  provided in Section 1002,  be payable only at an office or agency  located  outside the United  States;  and  provided,  further,  that,  with respect to any such coupons, interest  represented  thereby  (but not any  additional  amounts  payable as provided in  Section 1006),  shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the  issuance  of any new Debt  Security  or coupons  under this  Section,  the  Company may require  the  payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses of the Trustee and printing  expenses)
connected therewith.

                  Every new Debt  Security  of any  series,  with its  coupons,  if any,  issued  pursuant  to this
Section in lieu of any  destroyed,  lost or stolen Debt Security,  or in exchange for a Bearer  Security to which a destroyed,  lost or stolen coupon appertains,  shall constitute an original  additional  contractual  obligation of the  Company,  whether  or not the  destroyed,  lost or  stolen  Debt  Security  and its  coupons,  if any,  or the destroyed,  lost or stolen coupon shall be at any time  enforceable  by anyone,  and any such new Debt Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and  proportionately  with any and all other Debt Securities of that series and their coupons, if any, duly issued hereunder.

                  The  provisions  of this Section are  exclusive  and shall  preclude  (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated,  destroyed,  lost or stolen Debt
Securities or coupons.

                  Section 307.      Payment of Interest; Interest Rights Preserved.

                  Interest on any  Registered  Security which is payable,  and is punctually  paid or duly provided for, on any  Interest  Payment Date shall be paid to the Person in whose name that  Registered  Security (or one or more  Predecessor  Securities)  is  registered  at the  close  of  business  on the  Regular  Record  Date for such interest.  In case a Bearer  Security of any series is  surrendered  in exchange for a Registered  Security of such series  after the close of business  (at an office or agency in a Place of Payment for such  series) on any Regular
Record Date and before the opening of business (at such office or agency) on the next succeeding  Interest  Payment
Date,  such Bearer  Security shall be  surrendered  without the coupon  relating to such Interest  Payment Date and interest  will not be payable  on such  Interest  Payment  Date in respect  of the  Registered  Security  issued in exchange for such Bearer  Security,  but will be payable  only to the Holder of such coupon when due in  accordance with the  provisions  of this  Indenture.  At the option of the  Company,  payment of  interest  on any  Registered
Security  may be made by  check  in the  currency  designated  for  such  payment  pursuant  to the  terms  of such
Registered  Security  mailed to the address of the Person  entitled  thereto as such  address  shall  appear in the
Security  Register or by wire  transfer  to an account in such  currency  designated  by such Person in writing not later than ten days prior to the date of such payment.

                  Any interest on any  Registered  Security of any series which is payable,  but is not  punctually paid or duly  provided for, on any Interest  Payment Date (herein  called  “Defaulted  Interest”)  shall  forthwith cease to be payable to the  registered  Holder on the  relevant  Regular  Record  Date by virtue of his having been such Holder, and such Defaulted  Interest may be paid by the Company,  at its election in each case, as provided in
Clause (1) or (2) below:

                  (1)      The  Company  may elect to make  payment of any  Defaulted  Interest  to the  Persons in whose names the Registered  Securities of such series (or their  respective  Predecessor  Securities)  are registered at the close of business on a Special Record Date for the payment of such  Defaulted  Interest, which  shall be fixed in the  following  manner.  The Company  shall  notify the Trustee in writing of the amount of Defaulted  Interest proposed to be paid on each Registered  Security of such series and the date of the  proposed  payment,  and at the same time the Company  shall  deposit with the Trustee an amount of money  and/or  Government  Obligations  the  payments  of  principal  and  interest on which when due (and without  reinvestment)  will provide money in such amounts as will  (together  with any money  irrevocably deposited in trust with the Trustee,  without  investment) be equal to the aggregate amount proposed to be paid in respect of such  Defaulted  Interest or shall make  arrangements  satisfactory  to the Trustee for such deposit prior to the date of the proposed  payment,  such money and/or  Government  Obligations  when deposited  to be held in trust for the benefit of the Persons  entitled to such  Defaulted  Interest as in this  Clause  provided.  Thereupon  the  Trustee  shall fix a Special  Record Date for the payment of such
         Defaulted  Interest  which  shall be not more than 15 days and not less than 10 days  prior to the date of the  proposed  payment  and not less than 10 days after the  receipt  by the  Trustee of the notice of the proposed  payment.  The Trustee  shall  promptly  notify the Company of such Special  Record Date.  Unless the Trustee is acting as the Security  Registrar,  promptly  after such Special  Record Date,  the Company shall  furnish  the Trustee  with a list,  or shall make  arrangements  satisfactory  to the Trustee  with respect  thereto,  of the names and addresses of, and principal  amounts of Registered  Securities of such series held by, the Holders  appearing on the  Security  Register at the close of business on such Special
         Record  Date.  In the name and at the  expense of the  Company,  the  Trustee  shall  cause  notice of the proposed  payment  of  such  Defaulted  Interest  and the  Special  Record  Date  therefor  to be  mailed, first-class postage prepaid,  to each Holder of Registered  Securities of such series at his address as it appears in the  Security  Register,  not less than 10 days prior to such Special  Record  Date.  Notice of the proposed  payment of such Defaulted  Interest and the Special Record Date therefor  having been mailed as  aforesaid,  such  Defaulted  Interest  shall be paid to the  Persons  in whose  names  the  Registered
         Securities of such series (or their  respective  Predecessor  Securities)  are  registered at the close of business  on such  Special  Record  Date  and  shall  no  longer  be  payable  pursuant  to the  following
         Clause (2).  In case a Bearer  Security of any series is surrendered at the office or agency in a Place of
         Payment for such series in exchange for a  Registered  Security of such series after the close of business at such office or agency on any  Special  Record Date and before the opening of business at such office or agency on the related  proposed  date for payment of Defaulted  Interest,  such Bearer  Security  shall be surrendered  without the coupon relating to such proposed date of payment and Defaulted  Interest will not be payable on such proposed date of payment in respect of the Registered  Security  issued in exchange for such Bearer  Security,  but will be payable only to the Holder of such coupon when due in accordance  with the provisions of this Indenture.

                  (2)      The Company may make payment of any Defaulted  Interest on the Registered  Securities of
         any series in any other lawful manner not inconsistent  with the  requirements of any securities  exchange on which the  Registered  Securities  may be  listed,  and upon such  notice  as may be  required  by such exchange,  if, after notice given by the Company to the Trustee of the proposed  payment  pursuant to this
         Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the  foregoing  provisions of this Section,  each Debt Security  delivered  under this
Indenture  upon  registration  of transfer of or in exchange for or in lieu of any other Debt Security  shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

                  Subject to the limitations set forth in  Section 1002,  the Holder of any coupon  appertaining to a Bearer  Security  shall be  entitled  to receive  the  interest  payable on such  coupon  upon  presentation  and surrender  of such coupon on or after the Interest  Payment  Date of such coupon at an office or agency  maintained for such purpose pursuant to Section 1002.

                  Section 308.      Persons Deemed Owners.

                  Prior to due  presentment of a Registered  Security for  registration  of transfer,  the Company, the  Trustee  and any agent of the  Company or of the  Trustee  may treat the Person in whose name such  Registered
Security is registered as the owner of such Registered  Security for the purpose of receiving  payment of principal of (and  premium,  if any) and  (subject to  Section 307)  interest on such  Registered  Security and for all other purposes  whatsoever,  whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  The  Company,  the  Trustee  and any agent of the  Company or the Trustee may treat the bearer of any Bearer  Security and the bearer of any coupon as the absolute  owner of such Bearer  Security or coupon for the purpose of receiving  payment thereof or on account thereof and for all other purposes  whatsoever,  whether or not such Bearer  Security or coupon be overdue,  and neither the  Company,  the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company,  the  Trustee,  any Paying  Agent or the  Security  Registrar  will have any responsibility  or liability  for any aspect of the records  relating to or payments  made on account of beneficial ownership  interests of a Global  Security or for  maintaining,  supervising  or reviewing any records  relating to such beneficial ownership interests.

                  Section 309.      Cancellation.

                  Unless otherwise  provided with respect to a series of Debt  Securities,  all Debt Securities and coupons  surrendered  for payment,  redemption,  repayment,  transfer,  exchange or credit against any sinking fund payment pursuant to this Indenture  shall, if surrendered to the Company or any agent of the Company,  be delivered to the  Trustee  and shall be promptly  cancelled  by it. The  Company  may at any time  deliver to the Trustee for cancellation  any Debt  Securities  previously  authenticated  and delivered  hereunder  which the Company may have acquired  in any manner  whatsoever,  and all Debt  Securities  so  delivered  shall be promptly  cancelled  by the
Trustee.  No Debt Securities  shall be  authenticated  in lieu of or in exchange for any Debt Securities  cancelled as provided in this Section,  except as expressly  permitted by this  Indenture.  All cancelled Debt Securities and coupons held by the Trustee  shall be destroyed and  certification  of their  destruction  delivered to the Company unless by a Company  Order the Company shall direct that the  cancelled  Debt  Securities or coupons be returned to
it.

                  Section 310.      Computation of Interest.

                  Except as otherwise  specified as  contemplated by Section 301 for Debt Securities of any series, interest on the Debt  Securities  of each series shall be computed on the basis of a 360-day year of twelve  30-day months.

                  Section 311.      Certification by a Person Entitled to Delivery of a Bearer Security.

                  Whenever any provision of this Indenture or a Debt Security  contemplates  that  certification be given by a Person entitled to delivery of a Bearer Security,  such  certification  shall be provided  substantially in the form of  Exhibit A-1  and, if  applicable,  A-2 hereto,  with only such  changes as shall be approved by the
Company and consented to by the Trustee, whose consent shall not unreasonably be withheld.

                  Section 312.      Judgments.

                  The Company  agrees that, to the fullest extent  possible under  applicable law and except as may otherwise  be specified as  contemplated  in  Section 301,  (a) the  obligation,  if any, of the Company to pay the principal of (and premium,  if any) and interest on the Debt Securities of any series and any  appurtenant  coupons in a Foreign Currency,  composite  currency or Dollars (the “Designated  Currency”) as may be specified pursuant to
Section 301 is of the essence,  and judgments in respect of such Debt  Securities  shall be given in the Designated
Currency;  (b) the  obligation of the Company to make payments in the Designated  Currency of the principal of (and premium,  if any) and interest on such Debt  Securities  and any  appurtenant  coupons shall,  notwithstanding  any payment in any other currency  (whether  pursuant to a judgment or otherwise),  be discharged only to the extent of the amount in the  Designated  Currency  that the Holder  receiving  such  payment may, in  accordance  with normal banking  procedures,  purchase with the sum paid in such other currency (after any premium and cost of exchange) in the  country  of  issue  of the  Designated  Currency  in  the  case  of  Foreign  Currency  or  Dollars  or in the international  banking community in the case of a composite currency on the Business Day immediately  following the day on which such  Holder  receives  such  payment;  (c) if the amount in the  Designated  Currency  that may be so purchased for any reason falls short of the amount  originally due, the Company shall pay such  additional  amounts as may be necessary to compensate  for such  shortfall;  and (d) any  obligation  of the Company not  discharged by such payment shall be due as a separate and  independent  obligation  and,  until  discharged  as provided  herein, shall continue in full force and effect.

                                                   ARTICLE FOUR

                                            Satisfaction and Discharge

                  Section 401.      Satisfaction and Discharge of Indenture.

                  This  Indenture  shall  upon  Company  Request  cease to be of further  effect  (except as to any surviving  rights of  registration  of transfer or exchange of Debt Securities  herein  expressly  provided for and rights to receive  payments of  principal  and interest  thereon and any right to receive  additional  amounts,  as provided in  Section 1006)  and the  Trustee,  at the expense of the  Company,  shall  execute  proper  instruments acknowledging satisfaction and discharge of this Indenture when

                  (1)      either

                           (A)      all Debt  Securities  theretofore  authenticated  and delivered and all coupons appertaining  thereto (other than (i) coupons  appertaining to Bearer  Securities  surrendered in exchange for Registered  Securities  and maturing after such exchange,  surrender of which is not required or has been waived as provided in  Section 305,  (ii) Debt  Securities and coupons which have  been  destroyed,  lost or stolen  and  which  have been  replaced  or paid as  provided  in
                  Section 306,   (iii) coupons   appertaining  to  Bearer   Securities  called  for  redemption  or
                  surrendered  for repayment and maturing after the relevant  Redemption Date or Repayment Date, as appropriate,  surrender  of  which  has been  waived  as  provided  in  Section 1106  or 1303 and
                  (iv) Debt  Securities  and coupons for whose payment  money and/or  Government  Obligations  have theretofore  been  deposited  in  trust or  segregated  and  held in  trust  by the  Company  and thereafter  repaid to the Company or  discharged  from such trust,  as provided in  Section 1003)
                  have been delivered to the Trustee cancelled or for cancellation; or

                           (B)      all  such  Debt  Securities  not  theretofore  delivered  to  the  Trustee  for cancellation

                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at their Stated  Maturity  within one year,
                           or

                                    (iii)   are to be called for  redemption  within  one year  under  arrangements satisfactory  to the  Trustee for the giving of notice of  redemption  by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (B)(i),  (B)(ii) or (B)(iii) above, has irrevocably  deposited or caused to be  deposited  with the Trustee as trust funds in trust for the  purpose  money  and/or
                  Government  Obligations  the  payments of  principal  and interest on which when due (and without reinvestment)  will provide money in such amounts as will  (together  with any money  irrevocably deposited in trust with the Trustee,  without  investment) be sufficient to pay and discharge the entire  indebtedness  on such Debt  Securities  and  coupons of such  series for  principal  (and premium,  if any) and interest,  and any mandatory sinking fund,  repayment or analogous payments thereon,  on the  scheduled  due dates  therefor to the date of such deposit (in the case of Debt
                  Securities  and  coupons  which  have  become  due and  payable)  or to the  Stated  Maturity  or
                  Redemption  Date, if any, and all Repayment  Dates (in the case of Debt  Securities  repayable at the option of the Holders thereof);  provided,  however,  that in the event a petition for relief under any applicable  Federal or state  bankruptcy,  insolvency,  reorganization or other similar law is filed with respect to the Company  within 91 days after the deposit,  the  obligations  of the Company under the Indenture  with respect to the Debt  Securities of such series shall not be deemed  terminated or  discharged,  and in such event the Trustee shall be required to return the deposited money and Government Obligations then held by the Trustee to the Company;

                  (2)      the  Company  has paid or caused  to be paid all other  sums  payable  hereunder  by the
         Company; and

                  (3)      the Company has  delivered  to the Trustee an  Officers’  Certificate  and an Opinion of
         Counsel each stating that all conditions  precedent  herein provided for relating to the  satisfaction and discharge of this Indenture have been complied with.

Notwithstanding  the  satisfaction  and discharge of this Indenture,  the obligations of the Company to the Trustee under  Section 607 and, if money or Government  Obligations  shall have been deposited with the Trustee pursuant to
Subclause (B)  of  Clause (1) of this  Section,  the  obligations  of the Trustee  under  Section 402  and the last paragraph of Section 1003 shall survive.

                  Section 402.      Application of Trust Money and Government Obligations.

                  (a)      Subject  to the  provisions  of the  last  paragraph  of  Section 1003,  all  money  and
Government  Obligations deposited with the Trustee pursuant to Section 401,  403 or 1501 shall be held in trust and such money and the  principal  and  interest  received on such  Government  Obligations  shall be applied by it, in accordance  with the provisions of the Debt  Securities,  any coupons and this  Indenture,  to the payment,  either directly or through any Paying  Agent  (including  the Company  acting as its own Paying  Agent) as the Trustee may determine,  to the Persons entitled thereto,  of the principal (and premium, if any) and interest for whose payment such money or Government Obligations have been deposited with the Trustee.

                  (b)      The Trustee shall  deliver or pay to the Company from time to time upon Company  Request any  Government  Obligations  or money held by it as provided  in  Section 403  or 1501 which,  in the opinion of a nationally  recognized  firm of  independent  public  accountants  expressed  in a  written  certification  thereof delivered  to the  Trustee,  are then in excess of the amount  thereof  which then would have been  required  to be deposited for the purpose for which such Government Obligations or money were deposited or received.

                  (c)      The Trustee  shall  deliver to the Company  from time to time upon  Company  Request any
Government  Obligations  held by it as provided in Section 403 or 1501,  provided that the Company in  substitution therefor  simultaneously  delivers to the Trustee, money or other Government Obligations which, in the opinion of a nationally  recognized  firm of  independent  public  accountants  expressed  in a  written  certification  thereof delivered to the Trustee,  would then be sufficient to satisfy the Company’s payment  obligations in respect of the
Debt Securities in the manner contemplated by Section 403 or 1501.

                  Section 403.      Satisfaction, Discharge and Defeasance of Debt Securities of Any Series.

                  If this  Section 403  is specified,  as  contemplated  by  Section 301,  to be applicable to Debt
Securities  of any series,  then,  notwithstanding  Section 401,  (i) the  Company shall be deemed to have paid and discharged the entire  indebtedness on all the Outstanding  Debt Securities of any such series and related coupons;
(ii) the  provisions of this Indenture as it relates to such  Outstanding Debt Securities and related coupons shall no longer be in effect (except as to (A) the rights of Holders of Debt  Securities to receive,  from the trust fund described in subparagraph (1)  below,  payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium,  if any) or interest on such Debt  Securities and related coupons on the Stated Maturity of such  principal (and premium,  if any) or installment of principal (and premium,  if any) or interest or (y) any mandatory sinking fund,  repayment or analogous  payments  applicable to the Debt Securities of that series on that day on which such  payments are due and payable in  accordance  with the terms of this  Indenture  and of such Debt
Securities,  (B) the  Company’s  obligations  with respect to such Debt Securities  under  Sections 304,  305, 306,
1002,  1003 and 1006,  and  (C) the  rights,  powers,  trusts,  duties and  immunities  of the  Trustee  hereunder, including those under  Section 607  hereof);  and (iii) the  Trustee,  at the expense of the Company,  shall,  upon
Company Order, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

                  (1)      either

                           (A)      with  respect to all  Outstanding  Debt  Securities  of such series and related coupons,  with  reference  to this  Section 403,  the  Company  has  deposited  or  caused  to be deposited  with the  Trustee  irrevocably,  as trust  funds in  trust,  money  and/or  Government
                  Obligations  the payments of principal and interest on which when due (and without  reinvestment)
                  will provide  money in such amounts as will  (together  with any money  irrevocably  deposited in trust  with  the  Trustee,  without  investment)  be  sufficient  to pay  and  discharge  (i) the principal  of (and  premium,  if any) and interest on the  Outstanding  Debt  Securities  of that series on the Stated  Maturity of such  principal  or interest or, if such series may be redeemed by the  Company  prior  to  the  Stated  Maturity  thereof  and  the  Company  shall  have  given irrevocable  instructions  to the Trustee to effect such  redemption,  at the date fixed for such redemption  pursuant  to  Article  Eleven,  and  (ii) any  mandatory  sinking  fund  payments  or analogous  payments  applicable  to Debt  Securities  of such  series  on the date on which  such payments  are due and payable in  accordance  with the terms of this  Indenture  and of such Debt
                  Securities; or

                           (B)      the  Company  has  properly  fulfilled  such other  means of  satisfaction  and discharge  as is  specified,  as  contemplated  by  Section 301,  to be  applicable  to the  Debt
                  Securities of such series;

                  (2)      the  Company  has paid or  caused  to be paid  all  sums  payable  with  respect  to the
         Outstanding Debt Securities of such series and related coupons;

                  (3)      such  deposit  will not  result in a breach  of, or  constitute  a default  under,  this
         Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (4)      no Event of  Default  or event  which,  with the  giving of notice or lapse of time,  or both,  would become an Event of Default pursuant to  Section 501(1),  (2), (3), (6) or (7) with respect to the Debt  Securities  of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under  Section 501(6)  or  Section 501(7) or event which, with the giving of notice or lapse of time, or both,  would become an Event of Default under  Section 501(6)  or  Section 501(7)  shall have  occurred and be  continuing  on the 91st day after such date;  provided,  however,  that should that condition fail to be satisfied on or before such 91st day, the Trustee shall promptly,  upon  satisfactory receipt of evidence of such failure, return such deposit to the Company;

                  (5)      if the Debt  Securities  of that  series  are then  listed on any  domestic  or  foreign securities  exchange,  the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Debt Securities to be delisted; and

                  (6)      the Company has  delivered  to the Trustee an  Officers’  Certificate  and an Opinion of
         Counsel,  each stating that all conditions  precedent herein provided for relating to the satisfaction and discharge of the entire  indebtedness  of all  Outstanding  Debt  Securities and related coupons have been complied with.

                  Any deposits with the Trustee  referred to in  Section 403(1)(A)  above shall be irrevocable  and shall be made under the terms of an escrow or trust  agreement in form and substance  satisfactory  to the Trustee.
If any  Outstanding  Debt  Securities  of such series are to be redeemed  prior to their Stated  Maturity,  whether pursuant to any optional  redemption  provisions or in accordance with any mandatory sinking fund requirement,  the applicable  escrow or trust  agreement shall provide  therefor and the Company shall make such  arrangements as are satisfactory  to the  Trustee  for the  giving of notice  of  redemption  by the  Trustee  in the name,  and at the expense, of the Company.

                  Upon the  satisfaction  of the conditions set forth in this  Section 403  with respect to all the
Outstanding  Debt  Securities  of any series,  the terms and  conditions  of such series,  including  the terms and conditions  with respect  thereto set forth in this  Indenture,  shall no longer be binding upon, or applicable to, the Company;  provided  that the Company shall not be discharged  from any payment  obligations  in respect of Debt
Securities of such series which are deemed not to be Outstanding  under  clause (iii) of the definition  thereof if such obligations continue to be valid obligations of the Company under applicable law.

                  Notwithstanding  the  cessation,  termination  and  discharge of all  obligations,  covenants and agreements  (except as provided above in this  Section 403) of the Company under this Indenture with respect to any series of Debt  Securities,  the obligations of the Company to the Trustee under  Section 607,  and the obligations of the Trustee  under  Section 402  and the last  paragraph  of  Section 1003,  shall  survive with respect to such series of Debt Securities.

                                                   ARTICLE FIVE

                                                     Remedies

                  Section 501.      Events of Default.

                  “Event of Default,”  wherever used herein with respect to Debt  Securities  of any series,  means any one of the  following  events  (whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary or be effected by operation of law,  pursuant to any judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1)      default in the  payment of any  interest  upon any Debt  Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2)      default in the payment of the  principal of (or premium,  if any, on) any Debt  Security of such series at its Maturity; or

                  (3)      default in the deposit of any sinking  fund  payment,  when and as due by the terms of a
         Debt Security of such series; or

                  (4)      default in the  performance,  or breach,  of any  covenant or warranty of the Company in this  Indenture  (other  than a covenant  or warranty a default in whose  performance  or whose  breach is elsewhere in this Section  specifically  dealt with or which has expressly been included in this Indenture solely for the benefit of Debt  Securities of a series other than such series),  and  continuance  of such default or breach for a period of 90 days after there has been given by  registered or certified  mail, to the  Company  by the  Trustee,  or to the  Company  and the  Trustee  by the  Holders  of at least  25% in principal  amount of the  Outstanding  Debt  Securities of such series,  a written notice  specifying such default or breach and  requiring  it to be remedied  and stating that such notice is a “Notice of Default”
         hereunder, or

                  (5)      the entry by a court  having  jurisdiction  in the premises of (A) a decree or order for relief in respect of the Company in an  involuntary  case or proceeding  under any  applicable  Federal or state bankruptcy,  insolvency,  reorganization or other similar law or (B) a decree or order adjudging the
         Company a bankrupt or  insolvent,  or  approving  as  properly  filed a petition  seeking  reorganization, arrangement,  adjustment or composition  of or in respect of the Company under any  applicable  Federal or
         State law, or appointing a custodian,  receiver,  liquidator,  assignee,  trustee,  sequestrator  or other similar  official of the Company or of any  substantial  part of its property,  or ordering the winding up or  liquidation  of its affairs,  and the  continuance  of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6)      the  commencement by the Company of a voluntary case or proceeding  under any applicable
         Federal or state  bankruptcy,  insolvency,  reorganization  or other  similar  law or of any other case or proceeding to be  adjudicated  a bankrupt or  insolvent,  or the consent by it to the entry of a decree or order for relief in respect of the  Company in an  involuntary  case or  proceeding  under any  applicable
         Federal or state  bankruptcy,  insolvency,  reorganization  or other similar law or to the commencement of any  bankruptcy or insolvency  case or proceeding  against it, or the filing by it of a petition or answer or consent seeking  reorganization or relief under any applicable  Federal or State law, or the consent by it to the  filing  of  such  petition  or to the  appointment  of or  taking  possession  by a  custodian, receiver,  liquidator,  assignee,  trustee,  sequestrator  or similar  official  of the  Company or of any substantial  part of its property,  or the making by it of an assignment for the benefit of creditors,  or the  admission  by it in writing of its  inability  to pay its debts  generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7)      any other  Event of Default  provided  with  respect to Debt  Securities  of such series specified as contemplated by Section 301.

                  Section 502.      Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default  with  respect to Debt  Securities  of any series at the time  Outstanding occurs  and is  continuing,  then and in every  such  case  the  Trustee  or the  Holders  of not less  than 25% in principal  amount of Outstanding  Debt Securities of such series may declare the principal  amount (or, if the Debt
Securities of such series are Original Issue Discount  Securities,  such portion of the principal  amount as may be specified in the terms of such series) of and all accrued but unpaid  interest on all the Debt  Securities  of such series to be due and payable  immediately,  by a notice in writing to the  Company  (and to the Trustee if given by such Holders),  and upon any such declaration such principal amount (or specified amount) shall become  immediately due and  payable.  Upon  payment of such  amount,  all  obligations  of the  Company  in respect of the  payment of principal of the Debt Securities of such series shall terminate.

                  At any time after such a  declaration  of  acceleration  with respect to Debt  Securities  of any series  has been made and  before a  judgment  or decree  for  payment  of the money due has been  obtained  by the
Trustee as hereinafter in this Article  provided,  the Holders of a majority in principal amount of the Outstanding
Debt  Securities  of such  series,  by written  notice to the Company and the  Trustee,  may rescind and annul such declaration and its consequences if

                  (1)      the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A)      all overdue installments of interest on all Debt Securities of such series,

                           (B)      the principal of (and premium,  if any, on) any Debt  Securities of such series which have become due otherwise than by such  declaration of  acceleration  and interest  thereon at the rate or rates prescribed therefor in such Debt Securities,

                           (C)      to the extent that payment of such  interest is lawful,  interest  upon overdue installments of interest at the rate or rates prescribed therefor in such Debt Securities, and

                           (D)      all  sums  paid  or  advanced  by the  Trustee  hereunder  and  the  reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  and

                  (2)      all Events of Default with  respect to Debt  Securities  of such series,  other than the non-payment  of the  principal  of Debt  Securities  of such  series  which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if:

                  (1)      default is made in the  payment of any  installment  of  interest  on any Debt  Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2)      default is made in the payment of the  principal  of (or  premium,  if any, on) any Debt
         Security at the Maturity thereof,

the Company  will,  upon demand of the Trustee,  pay to it, for the benefit of the Holders of such Debt  Securities and any related  coupons,  the amount then due and payable on such Debt  Securities  and coupons for principal (and premium,  if any) and  interest  and, to the extent that  payment of such  interest  shall be legally  enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue  installments of interest,  at the rate or rates prescribed  therefor in such Debt Securities,  and, in addition  thereto,  such further amount as shall be sufficient  to cover the costs and  expenses  of  collection,  including  the  reasonable  compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company  fails to pay such amounts  forthwith  upon such demand,  the Trustee,  in its own name and as trustee of an express  trust,  may institute a judicial  proceeding  for the  collection of the sums so due and unpaid,  and may prosecute  such  proceeding to judgment or final decree,  and may enforce the same against the Company or any other obligor upon such Debt  Securities and coupons and collect the moneys  adjudged or decreed to be payable in the manner  provided  by law out of the  property of the  Company or any other  obligor  upon such
Debt Securities and coupons, wherever situated.

                  If an Event of Default with respect to Debt  Securities of any series  occurs and is  continuing, the Trustee may in its  discretion  proceed to protect and enforce its rights and the rights of the Holders of Debt
Securities of such series and any related  coupons by such  appropriate  judicial  proceedings as the Trustee shall deem most  effectual to protect and enforce any such rights,  whether for the specific  enforcement of any covenant or agreement  in this  Indenture or in aid of the  exercise of any power  granted  herein,  or to enforce any other proper remedy.

                  Section 504.      Trustee May File Proofs of Claim.

                  In  case  of  the   pendency   of  any   receivership,   insolvency,   liquidation,   bankruptcy,
reorganization,   arrangement,  adjustment,  composition  or  other  judicial  proceedings,  or  any  voluntary  or involuntary  case under the Federal  bankruptcy  laws as now or hereafter  constituted,  relative to the Company or any other  obligor upon the Debt  Securities of a particular  series or any related  coupons or the property of the
Company or of such other obligor or their  creditors,  the Trustee  (irrespective  of whether the principal of such
Debt  Securities  shall  then  be due  and  payable  as  therein  expressed  or by  declaration  or  otherwise  and irrespective  of  whether  the  Trustee  shall  have made any  demand on the  Company  for the  payment  of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

                  (1)      to file and prove a claim for the whole amount of principal  (and  premium,  if any) and interest  owing and unpaid in respect of the Debt  Securities of such series and any  appurtenant  coupons and to file such other  papers or  documents  as may be necessary or advisable in order to have the claims of the  Trustee  (including  any  claim  for the  reasonable  compensation,  expenses,  disbursements  and advances of the Trustee,  its agents and counsel) and of the Holders allowed in such judicial  proceeding,
         and

                  (2)      to collect and receive any moneys or other  property  payable or deliverable on any such claims and to distribute the same;

and any receiver,  assignee,  trustee,  custodian,  liquidator,  sequestrator or other similar official in any such proceeding  is hereby  authorized  by each Holder to make such  payments to the Trustee,  and in the event that the
Trustee  shall  consent to the making of such  payments  directly to the Holders,  to pay to the Trustee any amount due it for the  reasonable  compensation,  expenses,  disbursements  and  advances of the  Trustee,  its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein  contained  shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on  behalf  of any  Holder  any plan of  reorganization,  arrangement,  adjustment  or  composition affecting the Debt  Securities or any coupons or the rights of any Holder  thereof,  or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 505.      Trustee May Enforce Claims Without Possession of Debt Securities or Coupons.

                  All rights of action and claims  under this  Indenture or the Debt  Securities  or coupons may be prosecuted  and enforced by the Trustee  without the  possession  of any of the Debt  Securities  or coupons or the production thereof in any proceeding relating thereto,  and any such proceeding  instituted by the Trustee shall be brought in its own name, as trustee of an express trust,  and any recovery of judgment  shall,  after provision for the payment of the reasonable  compensation,  expenses,  disbursements and advances of the Trustee,  its agents and counsel,  be for the  ratable  benefit of the Holders of the Debt  Securities  and coupons in respect of which such judgment has been recovered.

                  Section 506.      Application of Money Collected.

                  Any money  collected by the Trustee  pursuant to this Article  shall be applied in the  following order,  at the date or dates fixed by the  Trustee  and,  in case of the  distribution  of such money on account of principal (and premium,  if any) or interest,  upon presentation of the Debt Securities or any coupons, or both, as the case may be, and the  notation  thereon of the payment if only  partially  paid and upon  surrender  thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under Section 607;

                  SECOND:  To the payment of the amounts  then due and unpaid for  principal  of (and  premium,  if any) and  interest  on the Debt  Securities  and any  coupons,  in respect of which or for the  benefit of which such money has been  collected  ratably,  without  preference or priority of any kind,  according to the amounts due and payable on such Debt  Securities and any coupons for principal  (and premium,  if any)
         and  interest,  respectively.  The  Holders of each series of Debt  Securities  denominated  in Euro,  any other  composite  currency  or a Foreign  Currency  and any  matured  coupons  relating  thereto  shall be entitled to receive a ratable  portion of the amount  determined  by the Exchange Rate Agent by converting the principal  amount  Outstanding of such series of Debt  Securities  and matured but unpaid  interest on such series of Debt  Securities  in the currency in which such series of Debt  Securities  is  denominated into Dollars at the Exchange Rate as of the date of  declaration  of  acceleration  of the Maturity of the
         Debt Securities; and

                  THIRD:  The balance, if any, to the Person or Persons entitled thereto.

                  Section 507.      Limitation on Suits.

                  No Holder of any Debt  Securities  of any series or any related  coupons  shall have any right to institute any  proceeding,  judicial or otherwise,  with respect to this  Indenture,  or for the  appointment  of a receiver or trustee, or for any other remedy hereunder, unless

                  (1)      such Holder has  previously  given written  notice to the Trustee of a continuing  Event of Default with respect to the Debt Securities of such series;

                  (2)      the  Holders  of not  less  than  25%  in  principal  amount  of  the  Outstanding  Debt
         Securities  of such series shall have made  written  request to the Trustee to  institute  proceedings  in respect of such Event of Default in its own name as Trustee hereunder;

                  (3)      such Holder or Holders  have  offered to the Trustee  reasonable  indemnity  against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4)      the  Trustee  for 60 days  after  its  receipt  of such  notice,  request  and  offer of indemnity has failed to institute any such proceeding; and

                  (5)      no  direction  inconsistent  with such  written  request  has been given to the  Trustee during  such  60-day  period by the  Holders of a majority in  principal  amount of the  Outstanding  Debt
         Securities of such series;

it being  understood  and intended that no one or more of such Holders shall have any right in any manner  whatever by virtue of, or by availing of, any  provision of this  Indenture  to affect,  disturb or prejudice  the rights of any other such Holders,  or to obtain or to seek to obtain  priority or  preference  over any other of such Holders or to enforce any right under this  Indenture,  except in the manner herein  provided and for the equal and ratable benefit of all of such Holders.

                  Section 508.      Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding  any other  provision  in this  Indenture,  the  Holder of any Debt  Security  or coupon  shall have the right  which is absolute  and  unconditional  to receive  payment of the  principal  of (and premium,  if any) and  (subject to  Section 307)  interest  on such Debt  Security or payment of such coupon on the respective  Stated Maturity or Maturities  expressed in such Debt Security or coupon (or, in the case of redemption or  repayment,  on the  Redemption  Date or the Repayment  Date, as the case may be) and to institute  suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  Section 509.      Restoration of Rights and Remedies.

                  If the  Trustee or any Holder  has  instituted  any  proceedings  to enforce  any right or remedy under  this  Indenture  and  such  proceeding  has been  discontinued  or  abandoned  for any  reason,  or has been determined  adversely  to the Trustee or to such Holder,  then and in every such case the Company,  the Trustee and the Holders shall,  subject to any  determination  in such  proceeding,  be restored  severally and respectively to their former  positions  hereunder,  and  thereafter  all rights and remedies of the Trustee and the Holders  shall continue as though no such proceeding had been instituted.

                  Section 510.      Rights and Remedies Cumulative.

                  Except as  otherwise  provided  in  Section 306,  no right or  remedy  herein  conferred  upon or reserved  to the Trustee or to the Holders is  intended  to be  exclusive  of any other right or remedy,  and every right and remedy  shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter  existing  at  law or in  equity  or  otherwise.  The  assertion  or employment  of any right or remedy  hereunder,  or  otherwise,  shall  not  prevent  the  concurrent  assertion  or employment of any other appropriate right or remedy.

                  Section 511.      Delay or Omission Not Waiver.

                  No delay or omission  of the Trustee or of any Holder of any Debt  Security or coupon to exercise any right or remedy  accruing  upon any Event of Default  shall  impair any such  right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.  Every right and remedy  given by this Article or by law to the  Trustee  or to the  Holders  may be  exercised  from  time to time,  and as  often as may be  deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 512.      Control by Holders of Debt Securities.

                  The Holders of a majority in principal  amount of the  Outstanding  Debt Securities of any series shall have the right to direct the time,  method and place of conducting any  proceeding  for any remedy  available to the Trustee or  exercising  any trust or power  conferred on the Trustee with respect to the Debt  Securities of such series, provided, that

                  (1)      such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2)      subject to the  provisions of  Section 601,  the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall,  by a Responsible  Officer or Responsible
         Officers of the Trustee,  determine that the proceedings so directed would be unjustly  prejudicial to the
         Holders of Debt Securities of such series not joining in any such direction; and

                  (3)      the  Trustee  may take any  other  action  deemed  proper  by the  Trustee  which is not inconsistent with such direction.

                  Section 513.      Waiver of Past Defaults.

                  The Holders of not less than a majority in principal  amount of the  Outstanding  Debt Securities of any series may on behalf of the Holders of all the Debt  Securities  of any such series and any related  coupons waive any past default hereunder with respect to such series and its consequences, except a default

                  (1)      in the  payment  of the  principal  of (or  premium,  if any) or  interest  on any  Debt
         Security of such series, or

                  (2)      in respect  of a  covenant  or  provision  hereof  which  under  Article Nine  cannot be modified or amended  without the consent of the Holder of each  Outstanding  Debt  Security of such series affected.

                  Upon any such  waiver,  such  default  shall  cease to exist,  and any Event of  Default  arising therefrom  shall be deemed to have been  cured,  for every  purpose of this  Indenture;  but no such  waiver  shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 514.      Undertaking for Costs.

                  All  parties to this  Indenture  agree,  and each  Holder of any Debt  Security  or coupon by his acceptance thereof shall be deemed to have agreed,  that any court may in its discretion  require,  in any suit for the  enforcement  of any right or remedy  under this  Indenture,  or in any suit against the Trustee for any action taken,  suffered or omitted by it as Trustee,  the filing by any party  litigant in such suit of an  undertaking to pay the  costs of such  suit,  and that  such  court  may in its  discretion  assess  reasonable  costs,  including reasonable  attorneys’  fees,  against any party litigant in such suit,  having a due regard to the merits and good faith of the claims or defenses  made by such party  litigant,  but the  provisions of this Section shall not apply to any suit instituted by the Company or the Trustee,  to any suit  instituted by any Holder,  or group of Holders, holding in the aggregate more than 25% in principal  amount of the Outstanding  Debt  Securities of any series,  or to any suit  instituted by any Holder for the  enforcement of the payment of the principal of (or premium,  if any)
or interest  on any Debt  Security or the  payment of any  coupons on or after the  respective  Stated  Maturity or
Maturities  expressed in such Debt Security or coupon (or, in the case of redemption or repayment,  on or after the
Redemption Date or Repayment Date, as the case may be).

                  Section 515.      Waiver of Stay or Extension Laws.

                  The Company  covenants  (to the extent  that it may  lawfully do so) that it will not at any time insist  upon,  or plead,  or in any  manner  whatsoever  claim or take the  benefit  or  advantage  of, any stay or extension  law  whenever  enacted,  now or at any time  hereafter in force,  which may affect the  covenants or the performance of this Indenture;  and the Company (to the extent that it may lawfully do so) hereby  expressly waives all benefits or advantage of any such law, and  covenants  that it will not hinder,  delay or impede the  execution of any power  herein  granted to the  Trustee,  but will  suffer and  permit the  execution  of every such power as though no such law had been enacted.

                                                    ARTICLE SIX

                                                    The Trustee

                  Section 601.      Certain Duties and Responsibilities.

                  Except during the continuance of an Event of Default,  the Trustee’s duties and  responsibilities under this  Indenture  shall be governed by the Trust  Indenture  Act. In case an Event of Default has occurred and is continuing,  the Trustee shall exercise the rights and powers vested in it by this Indenture,  and shall use the same  degree  of care  and  skill  in  their  exercise,  as a  prudent  person  would  exercise  or use  under  the circumstances  in the conduct of his or her own  affairs.  Notwithstanding  the  foregoing,  no  provision  of this
Indenture shall require the Trustee to expend or risk its own funds or otherwise  incur any financial  liability in the  performance  of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds for believing  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably  assured to it. Whether or not therein  expressly so provided,  every provision of this
Indenture  relating to the conduct or affecting  the  liability of or affording  protection to the Trustee shall be subject to the provisions of this Section.

                  Section 602.      Notice of Default.

                  If a default  occurs  hereunder  with respect to Debt  Securities of any series the Trustee shall transmit  by mail to all Holders of Debt  Securities  of such  series  notice of such  default as and to the extent provided  by the  Trust  Indenture  Act;  provided,  however,  that in the  case of any  default  of the  character specified in  Section 501(4)  with  respect to Debt  Securities  of such series no such notice to Holders  shall be given until at least 30 days after the  occurrence  thereof.  For the purpose of this Section,  the term  “default”
means any event which is, or after notice or lapse of time or both would  become,  an Event of Default with respect to Debt Securities of such series.

                  Section 603.      Certain Rights of Trustee.

                  Except as otherwise provided in Section 601

                  (a)      the Trustee may rely and shall be  protected  in acting or  refraining  from acting upon any signature,  resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request,  direction, consent,  order, bond, debenture,  note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b)      any  request  or  direction  of the  Company  mentioned  herein  shall  be  sufficiently evidenced  by a  Company  Request  or  Company  Order  and any  resolution  of the  Board  of  Directors  shall  be sufficiently evidenced by a Board Resolution;

                  (c)      whenever in the  administration  of this  Indenture  the Trustee shall deem it desirable that a matter be proved or established  prior to taking,  suffering or omitting any action  hereunder,  the Trustee
(unless other evidence be herein  specifically  prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

                  (d)      the Trustee may consult  with  counsel and the advice of such  counsel or any Opinion of
Counsel  shall be full and  complete  authorization  and  protection  in respect of any action  taken,  suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e)      the  Trustee  shall be under no  obligation  to  exercise  any of the  rights  or powers vested in it by this  Indenture  at the  request or  direction  of any of the  Holders of Debt  Securities  of such series or any related  coupons  pursuant to this  Indenture,  unless such Holders shall have offered to the Trustee reasonable  security or  indemnity  against the costs,  expenses and  liabilities  which might be incurred by it in compliance with such request or direction;

                  (f)      the  Trustee  shall not be bound to make any  investigation  into the  facts or  matters stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice,  request,  direction, consent,  order, bond, debenture,  note, coupon, other evidence of indebtedness or other paper or document, but the
Trustee,  in its discretion,  may make such further inquiry or  investigation  into such facts or matters as it may see fit, and, if the Trustee shall  determine to make such further inquiry or  investigation,  it shall be entitled to examine the books,  records and premises of the  Company,  personally  or by agent or  attorney,  other than any such books or records  containing  information  as to the  affairs of the  customers  of the  Company or any of its
Subsidiaries;  provided  that the Trustee may examine  such books and records  relating to  customers to the extent that such books and records  contain  information  as to any payments made to such  customers in their  capacity as
Holders of Debt Securities;  provided,  further, that the Trustee shall treat all information regarding the Company which it receives  pursuant to this Indenture and its duties  hereunder as confidential and shall not disclose such information unless necessary in order to fulfill its duties under this Indenture or the Trust Indenture Act; and

                  (g)      the  Trustee may  execute  any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through agents or attorneys and the Trustee shall not be  responsible  for any misconduct  or  negligence  on the part of any  agent or  attorney  appointed  with  due care by it  hereunder;  no
Exchange  Rate Agent,  Global  Exchange  Agent,  Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

                  Section 604.      Not Responsible for Recitals or Issuance of Debt Securities.

                  The recitals  contained herein and in the Debt Securities,  except the Trustee’s  certificates of authentication,  and in any coupons, and the information in any registration  statement,  including all attachments thereto,  except information provided by the Trustee therein,  shall be taken as the statements of the Company, and the Trustee  assumes no  responsibility  for their  correctness.  The Trustee  makes no  representations  as to the validity or  sufficiency  of this  Indenture or of the Debt  Securities  of any series or any coupons.  The Trustee shall  not be  accountable  for the use or  application  by the  Company  of any Debt  Securities  or the  proceeds thereof.  The Trustee shall not be  responsible  for and makes no  representations  as to the Company’s  ability or authority to issue Bearer Securities or the lawfulness thereof.

                  Section 605.      May Hold Debt Securities or Coupons.

                  The Trustee,  any Paying Agent,  the Security  Registrar or any other agent of the Company or the
Trustee,  in its individual or any other capacity,  may become the owner or pledgee of Debt Securities and coupons, and,  subject to Sections  608 and 613, may  otherwise  deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

                  Section 606.      Money Held in Trust.

                  Money held by the Trustee or any Paying  Agent in trust  hereunder  need not be  segregated  from other  funds  except to the extent  required by law.  Neither  the Trustee nor any Paying  Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  Section 607.      Compensation and Reimbursement.

                  The Company agrees

                  (1)      to pay to the  Trustee  from  time  to time  reasonable  compensation  for all  services rendered by it hereunder which shall have from time to time been  separately  agreed to by the Company and the Trustee in writing (which  compensation  shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2)      except as  otherwise  expressly  provided  herein,  to  reimburse  the Trustee  upon its request  for all  reasonable  expenses,  disbursements  and  advances  incurred  or made by the Trustee in accordance with any provision of this Indenture  (including the reasonable  compensation  and the expenses and disbursements of its agents and counsel),  except any such expense,  disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3)      to indemnify the Trustee for, and to hold it harmless  against,  any loss,  liability or expense  incurred  without  negligence or bad faith on its part,  arising out of or in connection with the acceptance  or  administration  of this  trust or  performance  of its  duties  hereunder,  including  the reasonable  costs and expenses of defending  itself against any claim or liability in connection  with the exercise or performance of any of its powers or duties hereunder.

                  The  Trustee   shall   promptly   notify  the  Company  of  any  claim  for  which  it  may  seek indemnification  pursuant to the provisions of this  Indenture.  The Company shall be entitled to  participate  in, and to the extent  that it shall  wish,  to assume the  defense of such claim,  with  counsel  satisfactory  to the
Trustee  (and the  Trustee  shall  cooperate  in the  defense  thereof),  and after  notice from the Company to the
Trustee of the  Company’s  election  so to assume  the  defense  thereof,  the  Company  shall not be liable to the
Trustee under this  Indenture for any legal or other  expenses  subsequently  incurred by the Trustee in connection with the defense thereof other than  reasonable  costs of  investigation.  The Company shall not be obligated under any settlement agreement relating to any claim under this Indenture to which it has not agreed in writing.
                  As  security  for the  performance  of the  obligations  of the  Company  under this  Section the
Trustee  shall have a claim  prior to the Debt  Securities  and any  coupons  upon all  property  and funds held or collected  by the Trustee as such,  except funds held in trust for the payment of  principal  of (and  premium,  if any) or interest on particular Debt Securities or any coupons.

                  The provisions of this  Section 607  shall survive the  resignation or removal of the Trustee and the termination of this Indenture.

                  Section 608.      Disqualification; Conflicting Interests.

                  If the Trustee  has or shall  acquire any  conflicting  interest  within the meaning of the Trust
Indenture  Act,  the Trustee  shall  either  eliminate  such  interest  or resign,  to the extent and in the manner provided  by,  and  subject  to the  provisions  of,  the Trust  Indenture  Act and this  Indenture.  To the extent permitted  by such Act,  the  Trustee  shall not be deemed to have a  conflicting  interest  with  respect  to Debt
Securities of any series by virtue of being a trustee under this Indenture  with respect to any  particular  series of Debt Securities.

                  Section 609.      Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee  hereunder  which shall be a  corporation  that is eligible pursuant to the Trust  Indenture Act to act as such and organized and doing  business  under the laws of the United
States,  any State  thereof or the District of Columbia,  authorized  under such laws to exercise  corporate  trust powers,  having a combined capital and surplus of at least  $25,000,000,  and subject to supervision or examination by Federal or State authority;  provided,  however,  that if Section 310(a) of the Trust Indenture Act or the rules and  regulations of the  Commission  under the Trust  Indenture Act at any time permit a corporation  organized and doing business under the laws of any other  jurisdiction  to serve as trustee of an indenture  qualified  under the
Trust Indenture Act, this Section 609  shall be automatically  amended to permit a corporation  organized and doing business  under  the laws of any  such  other  jurisdiction  to serve as  Trustee  hereunder.  If such  corporation publishes  reports  of  condition  at least  annually,  pursuant  to law or to the  requirements  of the  aforesaid supervising  or examining  authority,  then for the purposes of this Section,  the combined  capital and surplus of such  corporation  shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in  accordance  with the  provisions of this  Section,  it shall  resign  immediately  in the manner and with the effect  hereinafter  specified in this
Article.

                  Section 610.      Resignation and Removal; Appointment of Successor.

                  (a)      No  resignation  or removal of the Trustee  and no  appointment  of a successor  Trustee pursuant to this Article shall become  effective  until the  acceptance  of  appointment  by the successor  Trustee under Section 611.

                  (b)      The Trustee may resign at any time with  respect to the Debt  Securities  of one or more series by giving  written  notice  thereof to the Company.  If an instrument  of acceptance by a successor  Trustee shall not have been  delivered to the Trustee  within 30 days after the giving of such notice of  resignation,  the resigning  Trustee may petition any court of competent  jurisdiction  for the  appointment  of a successor  Trustee with respect to the Debt Securities of such series.

                  (c)      The  Trustee  may be removed  at any time with  respect  to the Debt  Securities  of any series by Act of the Holders of a majority in principal  amount of the Outstanding  Debt Securities of such series, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1)      the Trustee  shall fail to comply with Section 608 with  respect to the Debt  Securities of any series  after  written  request  therefor  by the Company or by any Holder who has been a bona fide
         Holder of a Debt Security of such series for at least six months, or

                  (2)      the Trustee shall cease to be eligible under  Section 609  with respect to any series of
         Debt  Securities  and shall fail to resign after  written  request  therefor by the Company or by any such
         Holder, or

                  (3)      the  Trustee  shall  become  incapable  of acting  with  respect  to any  series of Debt
         Securities  or a decree or order for relief by a court  having  jurisdiction  in the  premises  shall have been entered in respect of the Trustee in an involuntary  case under the Federal  bankruptcy  laws, as now or hereafter  constituted,  or any other  applicable  Federal or State  bankruptcy,  insolvency or similar law; or a decree or order by a court having  jurisdiction  in the premises shall have been entered for the appointment  of a receiver,  custodian,  liquidator,  assignee,  trustee,  sequestrator  or other  similar official  of the  Trustee or of its  property  or  affairs,  or any public  officer  shall take  charge or control of the Trustee or of its  property or affairs  for the  purpose of  rehabilitation,  conservation, winding up or liquidation, or

                  (4)      the Trustee shall  commence a voluntary case under the Federal  bankruptcy  laws, as now or hereafter constituted,  or any other applicable Federal or State bankruptcy,  insolvency or similar law or shall  consent  to the  appointment  of or taking  possession  by a  receiver,  custodian,  liquidator, assignee,  trustee,  sequestrator or other similar official of the Trustee or its property or affairs,  or shall make an  assignment  for the benefit of  creditors,  or shall admit in writing its  inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action,

then, in any such case,  (i) the Company by a Board  Resolution  may remove the Trustee with respect to such series at any time or (ii) subject to  Section 514,  any Holder who has been a bona fide Holder of a Debt  Security of any series for at least six months may, on behalf of himself and all others similarly  situated,  petition any court of competent  jurisdiction  for the removal of the Trustee for the Debt  Securities of such series and the appointment of a successor Trustee.

                  (e)      If the Trustee  shall resign,  be removed or become  incapable of acting with respect to any series of Debt  Securities,  or if a vacancy  shall occur in the office of Trustee for any cause,  with respect to the Debt  Securities  or one or more series,  the  Company,  by a Board  Resolution,  shall  promptly  appoint a successor  Trustee or Trustees  with respect to the Debt  Securities  of that or those series (it being  understood that any such  successor  Trustee may be  appointed  with respect to the Debt  Securities  of one or more or all of such  series and that at any time there  shall be only one  Trustee  with  respect  to the Debt  Securities  of any particular  series) and shall comply with the applicable  requirements  of  Section 611.  If, within one year after such resignation,  removal or incapability,  or the occurrence of such vacancy, a successor Trustee with respect to the Debt  Securities  of any series shall be  appointed by Act of the Holders of a majority in principal  amount of the Outstanding  Debt Securities of such series  delivered to the Company and the retiring  Trustee,  the successor
Trustee so appointed shall,  forthwith upon its acceptance of such  appointment,  become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor  Trustee  appointed by the
Company.  If no successor  Trustee with respect to the Debt  Securities  of any series shall have been so appointed by the Company or the Holders and  accepted  appointment  in the manner  hereinafter  provided,  any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may,  subject to Section 514,  on behalf of  himself  and all  others  similarly  situated,  petition  any court of  competent  jurisdiction  for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                  (f)      The Company shall give notice of each  resignation  and each removal of the Trustee with respect to the Debt Securities of any series and each  appointment of a successor  Trustee with respect to the Debt
Securities of any series by mailing  written  notice of such event by first-class  mail,  postage  prepaid,  to the
Holders of  Registered  Securities,  if any,  of such series as their names and  addresses  appear in the  Security
Register and, if Debt  Securities of such series are issuable as Bearer  Securities,  by publishing  notice of such event once in an  Authorized  Newspaper in each Place of Payment  located  outside the United  States.  Each notice shall  include  the name of the  successor  Trustee  with  respect to the Debt  Securities  of such  series and the address of its Corporate Trust Office.

                  Section 611.      Acceptance of Appointment by Successor.

                  (a)      In the case of an  appointment  hereunder  of a successor  Trustee  with  respect to all
Debt Securities,  every such successor  Trustee so appointed shall execute,  acknowledge and deliver to the Company and to the retiring Trustee an instrument  accepting such appointment,  and thereupon the resignation or removal of the  retiring  Trustee  shall  become  effective  and such  successor  Trustee,  without any further  act,  deed or conveyance,  shall become vested with all the rights,  powers,  trusts and duties of the retiring Trustee;  but, on request of the Company or the  successor  Trustee,  such  retiring  Trustee  shall,  upon  payment of its  charges, execute and deliver an instrument  transferring to such successor Trustee all the rights,  powers and trusts of the retiring  Trustee,  and shall duly assign,  transfer and deliver to such  successor  Trustee all property and money held by such retiring Trustee hereunder.

                  (b)      In the case of the  appointment  hereunder  of a successor  Trustee  with respect to the
Debt  Securities  of one or more (but not all)  series,  the  Company,  the  retiring  Trustee  upon payment of its charges and each  successor  Trustee with respect to the Debt  Securities  of one or more series shall  execute and deliver an indenture  supplemental  hereto wherein each successor  Trustee shall accept such  appointment and which
(1) shall  contain such  provisions  as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights,  powers,  trusts and duties of the retiring Trustee with respect to the Debt
Securities  of that or those  series  to which  the  appointment  of such  successor  Trustee  relates,  (2) if the retiring  Trustee is not retiring with respect to all Debt  Securities,  shall contain such  provisions as shall be deemed  necessary or desirable to confirm that all the rights,  powers,  trusts and duties of the retiring  Trustee with  respect to the Debt  Securities  of that or those  series as to which the  retiring  Trustee is not  retiring shall continue to be vested in the retiring  Trustee,  and (3) shall add to or change any of the provisions of this
Indenture as shall be necessary to provide for or facilitate  the  administration  of the trusts  hereunder by more than one Trustee,  it being understood that nothing herein or in such supplemental  indenture shall constitute such
Trustees  co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts  hereunder separate  and apart  from any trust or trusts  hereunder  administered  by any  other  such  Trustee;  and upon the execution and delivery of such  supplemental  indenture,  the resignation or removal of the retiring  Trustee shall become effective to the extent provided therein and each such successor  Trustee,  without any further act, deed or conveyance,  shall  become  vested with all the rights,  powers,  trusts and duties of the  retiring  Trustee  with respect  to the Debt  Securities  of that or those  series  to which  the  appointment  of such  successor  Trustee relates;  but, on the request of the Company or any successor  Trustee,  such  retiring  Trustee shall duly assign, transfer  and deliver to such  successor  Trustee all property and money held by such  retiring  Trustee  hereunder with respect to the Debt  Securities of that or those series to which the  appointment  of such  successor  Trustee relates.

                  (c)      Upon  request of any such  successor  Trustee,  the  Company  shall  execute any and all instruments  for more fully and  certainly  vesting in and  confirming to such  successor  Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d)      No  successor  Trustee  shall  accept  its  appointment  unless  at  the  time  of  such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  Section 612.      Merger, Conversion, Consolidation or Succession to Business.

                  Any  corporation  into  which the  Trustee  may be merged or  converted  or with  which it may be consolidated,  or any  corporation  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  succeeding to all or  substantially  all of the corporate trust business of the Trustee,  shall, with the written approval of the Company, be the successor of the Trustee hereunder,  provided such corporation shall be otherwise  qualified and eligible under this Article,  without the executing or filing of any paper or any further  act on the part of any of the  parties  hereto.  In case any Debt  Securities  shall have been  authenticated,  but not  delivered,  by the Trustee  then in office,  any  successor  by merger,  conversion, consolidation  or sale  to such  authenticating  Trustee  may  adopt  such  authentication  and  deliver  the  Debt
Securities so authenticated  with the same effect as if such successor Trustee had itself  authenticated  such Debt
Securities.  In case any Debt Securities shall not have been  authenticated by such predecessor  Trustee,  any such successor  Trustee  may  authenticate  and  deliver  such Debt  Securities,  in either  its own name or that of its predecessor  Trustee,  with the full  force and  effect  which  this  Indenture  provides  for the  certificate  of authentication of the Trustee.  If the Trustee’s successor by merger,  conversion,  consolidation or sale shall not have received the written  approval of the Company,  such  successor  shall resign within 20 days after the merger, conversion,  consolidation  or sale and such  vacancy  in the office of the  Trustee  shall be filled in the manner specified in Section 610.

                  Section 613.      Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or shall become a creditor,  directly or indirectly,  secured or unsecured,  of the Company (or any other  obligor upon the Debt  Securities),  the Trustee  shall be subject to the provisions  of the Trust  Indenture  Act  regarding  collection  of claims  against  the Company (or any such other obligor).

                  Section 614.      Authenticating Agent.

                  The Trustee  may upon  Company  request  appoint one or more  Authenticating  Agents  (including, without  limitation,  the Company or any Affiliate  thereof) with respect to one or more series of Debt  Securities which shall be authorized on behalf of the Trustee in  authenticating  Debt Securities of such series in connection with the issue,  delivery,  registration  of  transfer,  exchange,  partial  redemption  or  repayment of such Debt
Securities.  Wherever  reference is made in this Indenture to the  authentication of Debt Securities by the Trustee or the Trustee’s  certificate  of  authentication,  such  reference  shall be deemed to include  authentication  on behalf of the Trustee by an  Authenticating  Agent and a certificate  of  authentication  executed on behalf of the
Trustee by an Authenticating  Agent. Each  Authenticating  Agent must be acceptable to the Company and, in the case of Registered  Securities,  must be a corporation  organized and doing business under the laws of the United States or of any State or the  District  of  Columbia,  having a combined  capital  and  surplus of at least  $25,000,000, authorized  under such laws to do a trust  business and subject to  supervision  or examination by Federal or State authorities,  and in the case of Bearer  Securities  and an  authenticating  agent who is not  organized  and doing business  under the laws of the United  States or of any State  thereof or the District of Columbia,  is subject to supervision or examination by the appropriate foreign authorities.

                  Any  corporation  succeeding to the corporate  agency business of an  authenticating  agent shall continue  to be an  authenticating  agent  without the  execution  or filing of any paper or any further act on the part of the Trustee or such authenticating agent.
                  An  authenticating  agent  may at any time  resign  with  respect  to one or more  series of Debt
Securities  by giving  written  notice of  resignation  to the Trustee and to the  Company.  The Trustee may at any
time  terminate  the agency of any  authenticating  agent with respect to one or more series of Debt  Securities by giving  written  notice of  termination  to such  authenticating  agent and to the Company.  Upon  receiving such a notice of  resignation or upon such a termination,  or in case at any time an  authenticating  agent shall cease to be eligible in accordance with the provisions of this Section,  the Trustee may appoint a successor  authenticating agent.  Any successor  authenticating  agent upon acceptance of its appointment  hereunder shall become vested with all  rights,  powers  and  duties of its  predecessor  hereunder,  with like  effect as if  originally  named as an authenticating  agent  herein.  No successor  authenticating  agent shall be appointed  unless  eligible  under the provisions of this Section.

                  The  Trustee  agrees  to  pay  to  each  authenticating   agent  from  time  to  time  reasonable
compensation  for its services  under this Section,  and the Trustee  shall be entitled to be  reimbursed  for such payment, subject to the provisions of Section 607.

                  The  provisions  of  Sections 104,  111,  306,  309,  603, 604 and 605 shall be applicable to any authenticating agent.

                  Pursuant  to each  appointment  made under  this  Section,  the Debt  Securities  of each  series covered by such appointment may have endorsed thereon, in lieu of the Trustee’s  certificate of authentication,  an alternate certificate of authentication in substantially the following form:

                  This  is one  of  the  Debt  Securities,  of  the  series  designated  herein,  described  in the within-mentioned Indenture.

                                                    ________________________________________

                                                   By _______________________________________
                                                   As Authenticating Agent for the Trustee

                                                   By _______________________________________
                                                   Authorized Officer

                                                   ARTICLE SEVEN

                                 Holders’ Lists and Reports By Trustee and Company

                  Section 701.      Company to Furnish Trustee Names and Addresses of Holders.

                  The  Company  will  furnish  or  cause  to be  furnished  to the  Trustee  with  respect  to Debt
Securities of each series for which it acts as Trustee:

                  (1)      semi-annually,  not later than  ____________  and  ____________ in each year, a list, in such form as the Trustee may reasonably  require,  of the names and addresses of the Holders of Registered
         Securities as of the preceding ______________ or _____________, as the case may be, and

                  (2)      at such other times as the Trustee may  request in  writing,  within  30 days  after the receipt by the  Company of any such  request,  a list of  similar  form and  content as of a date not more than 15 days prior to the time such list is furnished;

provided,  however,  that if and so long as the  Trustee  shall be the  Security  Registrar,  no such  list need be furnished.

                  Section 702.      Preservation of Information; Communications to Holders.

                  (a)      The Trustee  shall  preserve,  in as current a form as is  reasonably  practicable,  the names and  addresses  of Holders of  Registered  Securities  contained  in the most  recent list  furnished  to the
Trustee as provided in  Section 701  and the names and  addresses of Holders of Registered  Securities  received by the  Trustee in its  capacity  as Paying  Agent or Security  Registrar,  if so acting.  The Trustee may destroy any list  furnished  to it as  provided in  Section 701  upon  receipt of a new list so  furnished.  The Trustee  shall preserve for at least two years the names and addresses of Holders of Bearer  Securities  filed with the Trustee by such Holders.

                  (b)      The rights of Holders to  communicate  with other  Holders  with respect to their rights under this  Indenture or under the Debt  Securities,  and the  corresponding  rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c)      Every Holder of Debt  Securities or coupons,  by receiving and holding the same,  agrees with the Company and the Trustee that neither the Company nor the Trustee  shall be held  accountable  by reason of any  disclosure of  information  as to the names and addresses of the Holders made pursuant to the Trust  Indenture
Act.

                  Section 703.      Reports by Trustee.

                  (a)      Within 60 days  after May 15 of each year  commencing  with the first  May 15  after the first  issuance  of Debt  Securities  pursuant  to this  Indenture  and at any  other  time  required  by the Trust
Indenture  Act, the Trustee  shall  transmit to Holders such reports  concerning  the Trustee and its actions under this  Indenture  and such other  matters  as may be  required  pursuant  to the Trust  Indenture  Act in the manner required by the Trust Indenture Act.

                  (b)      A copy of each such  report  shall,  at the time of such  transmission  to  Holders,  be filed by the Trustee with each stock  exchange upon which any Debt  Securities of such series are listed,  with the
Commission  and also with the Company.  The Company will notify the Trustee when any series of Debt  Securities are listed on any stock exchange.

                  Section 704.      Reports by Company.

                  The  Company  shall file with the  Trustee  and the  Commission,  and  transmit  to Holders  such information,  documents and other reports,  and such summaries  thereof,  as may be required  pursuant to the Trust
Indenture  Act at the time and in the manner  pursuant to such Act;  provided that such  information,  documents or reports  required to be filed with the  Commission  pursuant  to  Section 13  or  Section 15(d)  of the  Securities
Exchange  Act of 1934 shall be filed with the  Trustee  within 15 days  after the same is so  required  to be filed with the Commission.

                                                   ARTICLE EIGHT

                               Consolidation, Merger, Conveyance, Transfer or Lease

                  Section 801.      Company May Consolidate, etc. Only on Certain Terms.

                  The Company shall not consolidate  with or merge into any other  corporation or convey,  transfer or lease its properties  and assets  substantially  as an entirety to any Person,  and the Company shall not permit any Person to consolidate  with or merge into the Company,  or convey,  transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1)      in case  the  Company  shall  consolidate  with or merge  into  another  corporation  or convey,  transfer or lease its  properties  and assets  substantially  as an  entirety to any Person,  the corporation  formed by such  consolidation  or into  which the  Company  is  merged  or the  Person  which acquires  by  conveyance  or  transfer,  or  which  leases,  the  properties  and  assets  of the  Company substantially  as an entirety  shall be a corporation  organized and existing under the laws of the United
         States of America,  any political  subdivision thereof or any State thereof and shall expressly assume, by an indenture  supplemental  hereto,  executed and delivered to the Trustee,  in form  satisfactory  to the
         Trustee,  the due and punctual payment of the principal of (and premium,  if any) and interest  (including all additional  amounts,  if any,  payable  pursuant to  Section 1006)  on all the Debt Securities and the
         performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2)      immediately after giving effect to such transaction,  no Event of Default,  and no event which,  after notice or lapse of time, or both, would become an Event of Default,  shall have happened and be continuing; and

                  (3)      the Company has  delivered  to the Trustee an  Officers’  Certificate  and an Opinion of
         Counsel  each  stating  that  such  consolidation,   merger,  conveyance,   transfer  or  lease  and  such
         supplemental  indenture  comply with this Article and that all conditions  precedent  herein  provided for relating to such transaction have been met.

                  Section 802.      Successor Corporation Substituted.

                  Upon any consolidation  with or merger into any other  corporation,  or any conveyance,  transfer or lease of the properties and assets of the Company  substantially as an entirety in accordance with  Section 801, the  successor  corporation  formed by such  consolidation  or into  which the  Company  is merged or to which such conveyance,  transfer or lease is made shall succeed to, and be  substituted  for, and may exercise every right and power of,  the  Company  under  this  Indenture  with the same  effect as if such  successor  had been named as the
Company  herein,  and  thereafter,  except in the case of a lease,  the Company  (which term for this purpose shall mean the Person named as the  “Company” in the first  paragraph of this  instrument  or any  successor  corporation which  shall  theretofore  have  become  such in the manner  presented  in this  Article)  shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and any coupons.

                                                   ARTICLE NINE

                                              Supplemental Indentures

                  Section 901.      Supplemental Indentures without Consent of Holders.

                  Without the consent of any Holders, the Company,  when authorized by a Board Resolution,  and the
Trustee,  at any time and from time to time, may enter into one or more  indentures  supplemental  hereto,  in form satisfactory to the Trustee, for any of the following purposes:

                  (1)      to evidence the  succession of another  corporation  to the Company,  and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

                  (2)      to add to the  covenants  of the  Company,  for the benefit of the Holders of all or any series of Debt  Securities  (and if such  covenants  are to be for the  benefit of less than all series of
         Debt  Securities,  stating that such covenants are expressly being included solely for the benefit of such series) or any  coupons,  to convey,  transfer,  assign,  mortgage  or pledge any  property to or with the
         Trustee, or to surrender any right or power herein conferred upon the Company; or

                  (3)      to add any  additional  Events  of  Default  (and if such  Events of  Default  are to be applicable to less than all series of Debt  Securities,  stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (4)      to add to, change or eliminate any of the  provisions of this  Indenture to provide that
         Bearer  Securities  may be  registrable as to principal,  to change or eliminate any  restrictions  on the payment of principal of (or premium,  if any, on)  Registered  Securities  or of principal of (or premium, if any, on) or any interest on Bearer  Securities,  to permit  Bearer  Securities to be issued in exchange for Registered  Securities of other  authorized  denominations  or to permit or facilitate the issuance of
         Debt  Securities  in  uncertificated  form,  provided  any such  action  shall not  adversely  affect  the interests  of the  Holders  of Debt  Securities  of any  series or any  related  coupons  in any  material respect; or

                  (5)      to change or eliminate any of the provisions of this  Indenture,  provided that any such change or elimination  (a) shall become  effective only when there is no Debt Security  Outstanding of any series created prior to the execution of such  supplemental  indenture which is entitled to the benefit of such provisions or (b) shall not apply to any Debt Security Outstanding; or

                  (6)      to  establish  the  form or terms of Debt  Securities  of any  series  as  permitted  by
         Sections 201 and 301; or

                  (7)      to secure the Debt Securities; or

                  (8)      to evidence  and provide for the  acceptance  of  appointment  hereunder  by a successor
         Trustee  with  respect  to the Debt  Securities  of one or more  series and to add to or change any of the provisions of this  Indenture as shall be necessary to provide for or  facilitate  the  administration  of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9)      to cure any  ambiguity,  to correct or  supplement  any  provision  herein  which may be defective or inconsistent  with any other provision  herein,  or to make any other provisions with respect to matters or questions  arising under this Indenture which shall not be  inconsistent  with any provision of this  Indenture,  provided  such other  provisions  shall not  adversely  affect the  interests  of the
         Holders of Debt Securities of any series or any related coupons in any material respect; or

                  (10)     to add to or change or eliminate any  provision of this  Indenture as shall be necessary or desirable in accordance  with any  amendments to the Trust  Indenture  Act,  provided such action shall not adversely  affect the interest of Holders of Debt  Securities of any series or any related  coupons in any material respect.

                  Section 902.      Supplemental Indentures with Consent of Holders.
                  With  the  consent  of the  Holders  of not less  than a  majority  in  principal  amount  of the
Outstanding  Debt  Securities  of each  series  affected by such  supplemental  indenture,  by Act of said  Holders delivered to the Company and the Trustee, the Company,  when authorized by a Board Resolution,  and the Trustee may enter into an indenture or indentures  supplemental  hereto for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Indenture  or of modifying in any manner the rights under this  Indenture  of the Holders of such Debt  Securities  of such series and any related  coupons;  provided, however,  that no such  supplemental  indenture  shall,  without the consent of the Holder of each Outstanding Debt
Security or coupon affected thereby,

                  (1)      change the Stated  Maturity of the principal or any  installment of principal of, or any installment  of interest on, any Debt  Security,  or reduce the principal  amount  thereof or the interest thereon or any premium  payable upon  redemption  or repayment  thereof,  or change any  obligation of the
         Company to pay additional  amounts pursuant to Section 1006  (except as contemplated by Section 801(1) and permitted  by  Section 901(1)),  or reduce the  amount of the  principal  of an  Original  Issue  Discount
         Security  that would be due and  payable  upon a  declaration  of  acceleration  of the  Maturity  thereof pursuant  to  Section 502,  or change  any Place of  Payment,  or the coin or  currency  in which any Debt
         Security or the interest  thereon or any coupon is payable,  or impair the right to institute suit for the enforcement  of any such payment on or after the Stated  Maturity  thereof (or, in the case of  redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or

                  (2)      reduce the  percentage in principal  amount of the  Outstanding  Debt  Securities of any series,  the consent of whose Holders is required for any such supplemental  indenture,  or the consent of whose  Holders is required for any waiver (of  compliance  with certain  provisions  of this  Indenture or certain  defaults  hereunder  and their  consequences)  provided  for in this  Indenture,  or  reduce  the requirements of Section 1404 for quorum or voting, or

                  (3)      modify any of the  provisions of this Section,  Section 513 or  Section 1012,  except to increase any such  percentage or to provide that certain  other  provisions  of this  Indenture  cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security  affected  thereby;
         provided,  however,  that this  clause  shall not be deemed to require  the  consent  of any  Holder  with respect to changes  in the  references  to “the  Trustee”  and  concomitant  changes in this  Section  and
         Section 1012,  or the deletion of this proviso,  in accordance with the requirements of Section 611(b) and
         901(8), or

                  (4)      adversely  affect the right to  repayment,  if any, of Debt  Securities of any series at the option of the Holders thereof.

                  A  supplemental  indenture  which changes or eliminates  any covenant or other  provision of this
Indenture  which has  expressly  been  included  solely for the  benefit of one or more  particular  series of Debt
Securities,  or which  modifies  the rights of the Holders of Debt  Securities  of such series with respect to such covenant or other  provision,  shall be deemed not to affect the rights under this Indenture of the Holders of Debt
Securities of any other series.

                  It shall not be  necessary  for any Act of Holders of the Debt  Securities  under this Section to approve the particular form of any proposed  supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 903.      Execution of Supplemental Indentures.

                  In  executing,  or  accepting  the  additional  trusts  created  by, any  supplemental  indenture permitted by this Article or the modifications  thereby of the trusts created by this Indenture,  the Trustee shall be entitled to receive,  and  (subject to  Section 601)  shall be fully  protected in relying  upon,  an Opinion of
Counsel  stating that the execution of such  supplemental  indenture is authorized or permitted by this  Indenture.
The Trustee may,  but shall not be  obligated  to, enter into any such  supplemental  indenture  which  affects the
Trustee’s own rights, duties or immunities under this Indenture or otherwise.

                  Section 904.      Effect of Supplemental Indentures.

                  Upon the execution of any  supplemental  indenture  under this Article,  this Indenture  shall be modified in accordance  therewith,  and such  supplemental  indenture  shall form a part of this  Indenture for all purposes; and every Holder of Debt Securities  theretofore or thereafter  authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

                  Section 905.      Conformity with Trust Indenture Act.

                  Every   supplemental   indenture   executed  pursuant  to  this  Article  shall  conform  to  the requirements of the Trust Indenture Act as then in effect.

                  Section 906.      Reference in Debt Securities to Supplemental Indentures.

                  Debt  Securities  of  any  series   authenticated  and  delivered  after  the  execution  of  any supplemental  indenture  pursuant to this Article  may,  and shall if required by the  Trustee,  bear a notation in form approved by the Trustee as to any matter  provided for in such  supplemental  indenture.  If the Company shall so determine,  new Debt  Securities  of any series and any  appurtenant  coupons so modified as to conform,  in the opinion of the Trustee and the  Company,  to any such  supplemental  indenture  may be prepared and executed by the
Company and  authenticated  and delivered by the Trustee in exchange for Outstanding Debt Securities of such series and any appurtenant coupons.

                                                    ARTICLE TEN

                                                     Covenants

                  Section 1001.     Payment of Principal, Premium and Interest.

                  The  Company  covenants  and agrees for the  benefit of each  series of Debt  Securities  and any appurtenant  coupons that it will duly and  punctually  pay the principal of (and premium,  if any) and interest on the Debt  Securities  in  accordance  with the  terms of the Debt  Securities,  any  appurtenant  coupons  and this
Indenture.  Any interest due on Bearer  Securities on or before Maturity,  other than additional  amounts,  if any, payable as provided in  Section 1006  in respect of  principal of (or  premium,  if any, on) such a Debt  Security, shall be payable only upon  presentation  and surrender of the coupon or coupons for such interest  installments as are evidenced thereby as they severally mature.

                  Section 1002.     Maintenance of Office or Agency.

                  The Company will  maintain in each Place of Payment for any series of Debt  Securities  an office or agency where Debt Securities (but, except as otherwise  provided below,  unless such Place of Payment is located outside the United States,  not Bearer  Securities or coupons) may be presented or surrendered  for payment,  where
Debt  Securities may be surrendered  for  registration  of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt  Securities  and this  Indenture  may be served.  If Debt  Securities  of a series  are  issuable  as  Bearer  Securities,  the  Company  will  maintain,  subject  to any laws or  regulations applicable  thereto,  an office or agency in a Place of Payment for such series which is located outside the United
States where Debt  Securities of such series and the related  coupons may be presented and  surrendered for payment
(including  payment of any additional  amounts payable on Debt Securities of such series pursuant to Section 1006);
provided,  however,  that if the Debt Securities of such series are listed on a stock exchange  located outside the
United States and such stock  exchange  shall so require,  the Company will maintain a Paying Agent in any required city  located  outside the United  States,  as the case may be, so long as the Debt  Securities  of such series are listed on such  exchange.  The Company  will give prompt  written  notice to the Trustee of the  location,  and any change in the  location,  of any such office or agency.  If at any time the Company shall fail to maintain any such required  office or agency or shall fail to furnish  the  Trustee  with the address  thereof,  such  presentations,
surrenders,     notices     or     demands     may    be    made    or    served     at     _______________________
____________________________________________________________,      and     the     Company     hereby      appoints
____________________________  its agent to receive all presentations,  surrenders, notices and demands, except that
Bearer  Securities of that series and the related coupons may be presented and  surrendered for payment  (including payment of any additional  amounts  payable on Bearer  Securities of that series pursuant to  Section 1006)  at the place specified for the purpose pursuant to Section 301(5).

                  No payment of principal of, or premium,  if any, or interest on Bearer  Securities  shall be made at any  office or agency of the  Company  in the  United  States or by check  mailed to any  address  in the United
States or by  transfer  to an account  maintained  with a bank  located in the United  States;  provided,  however, payment of principal of and any premium and interest  (including  additional amounts payable in respect thereof) on any Bearer  Security  denominated  in Dollars may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such  principal,  premium,  interest or additional  amounts in Dollars at all offices  outside the United States  maintained for the purpose by the Company in  accordance  with this  Indenture  is illegal or  effectively  precluded by exchange  controls or other  similar restrictions  and the Trustee  receives an Opinion of Counsel that such payment  within the United States is legal.
Unless  otherwise  provided as contemplated by Section 301  with respect to any series of Debt  Securities,  at the option of the Holder of any  Bearer  Security  or  related  coupon,  payment  may be made by check in the  currency designated  for such  payment  pursuant  to the terms of such  Bearer  Security  presented  or mailed to an address outside  the  United  States or by  transfer  to an account in such  currency  maintained  by the payee with a bank located outside the United States.

                  The Company may also from time to time  designate  one or more other  offices or agencies  (in or outside  of such  Place of  Payment)  where the Debt  Securities  of one or more  series  and any  related  coupons
(subject to the preceding  paragraph)  may be presented or surrendered  for any or all such purposes,  and may from time to time rescind such  designations;  provided,  however,  that no such  designation or rescission shall in any manner  relieve  the  Company of its  obligation  to  maintain an office or agency in each Place of Payment for any series of Debt  Securities  for such  purposes.  The Company will give prompt  written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

                  Section 1003.     Money for Debt Securities Payments to Be Held in Trust.

                  If the Company  shall at any time act as its own Paying  Agent with respect to any series of Debt
Securities,  it will, on or before each due date of the  principal of (and  premium,  if any) or interest on any of the Debt Securities of such series,  segregate and hold in trust for the benefit of the Persons  entitled thereto a sum  sufficient  to pay the principal  (and  premium,  if any) or interest so becoming due until such sums shall be paid to such Persons or  otherwise  disposed of as herein  provided,  and will  promptly  notify the Trustee of its action or failure so to act.

                  Whenever  the  Company  shall have one or more Paying  Agents with  respect to any series of Debt
Securities,  it will, on or before each due date of the  principal of (and  premium,  if any) or interest on any of the Debt  Securities  of such series,  deposit  with a Paying  Agent a sum  sufficient  to pay the  principal  (and premium,  if any) or  interest  so  becoming  due,  such sum to be held in trust  for the  benefit  of the  Persons entitled to such  principal,  premium or  interest,  and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company  will cause each Paying  Agent with  respect to any series of Debt  Securities  other than the Trustee to execute and deliver to the Trustee an  instrument  in which such Paying  Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1)      hold all sums held by it for the payment of the  principal of (and  premium,  if any) or interest  on Debt  Securities  of such series in trust for the  benefit of the  Persons  entitled  thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2)      give the Trustee  notice of any default by the  Company (or any other  obligor  upon the
         Debt  Securities of such series or any  appurtenant  coupons) in the making of any payment of principal of
         (and premium, if any) or interest on the Debt Securities of such series; and

                  (3)      at any time during the  continuance  of any such  default,  upon the written  request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The  Company  may at any  time,  for the  purpose  of  terminating  its  obligations  under  this
Indenture with respect to Debt  Securities of any series or for any other purpose,  pay, or by Company Order direct any Paying  Agent to pay, to the Trustee all sums held in trust by the Company or such Paying  Agent,  such sums to be held by the  Trustee  upon the same trusts as those upon which such sums were held by the Company or such Paying
Agent;  and,  upon such payment by any Paying Agent to the  Trustee,  such Paying Agent shall be released  from all further liability with respect to such money.

                  Any principal and interest received on the Government  Obligations  deposited with the Trustee or any money  deposited  with the Trustee or any Paying Agent,  or then held by the Company,  in trust for the payment of the  principal of (and  premium,  if any) or interest on any Debt Security of any series or any money on deposit with the Trustee or any Paying Agent  representing  amounts  deducted from the Redemption  Price or Repayment Price with respect to unmatured  coupons not presented upon  redemption or exercise of the Holder’s  option for repayment pursuant to Section 1106 or 1303 and remaining  unclaimed for two years after such principal (and premium,  if any)
or interest  has become due and payable  shall be paid to the Company on Company  Request,  or (if then held by the
Company)  shall be  discharged  from such trust;  and the Holder of such Debt  Security or any coupon  appertaining thereto shall thereafter,  as an unsecured general creditor,  look only to the Company for payment thereof, and all liability  of the Trustee or such  Paying  Agent with  respect to such trust money  (including  the  principal  and interest  received on  Government  Obligations  deposited  with the  Trustee),  and all liability of the Company as trustee thereof,  shall thereupon cease;  provided,  however,  that the Trustee or such Paying Agent,  before being required  to make  any such  repayment,  may at the  expense  of the  Company  cause to be  published  once,  in an
Authorized  Newspaper of general  circulation in the Borough of Manhattan,  The City of New York, and each Place of
Payment or mailed to each such Holder,  or both,  notice that such money remains  unclaimed and that,  after a date specified  therein,  which  shall  not be less  than 30 days  from the date of such  publication  or  mailing,  any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 1004.     Corporate Existence.

                  Subject  to Article  Eight,  the  Company  will do or cause to be done all  things  necessary  to preserve  and  keep in full  force  and  effect  its  corporate  existence,  rights  (charter  and  statutory)  and franchises,  provided,  however,  that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the  preservation  thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  Section 1005.     Maintenance of Properties.

                  The  Company  will cause all  properties  used or useful in the  conduct of its  business  or the business of any  Subsidiary  to be  maintained  and kept in good  condition,  repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals,  replacements,  betterments and  improvements  thereof,  all as in the judgment of the Company may be necessary so that the business carried on in  connection  therewith  may be properly and  advantageously  conducted  at all times,  provided,  however,  that nothing in this Section shall prevent the Company from  discontinuing  the operation or  maintenance of any of such properties if such  discontinuance is, in the judgment of the Company,  desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  Section 1006.     Payment of Additional Amounts.

                  If the Debt  Securities of a series  provide for the payment of additional  amounts,  the Company will pay to the Holder of any Debt Security of any series or any coupon  appertaining  thereto  additional  amounts upon the terms and subject to the conditions  provided therein.  Whenever in this Indenture there is mentioned,  in any  context,  the payment of the  principal  of (or  premium,  if any) or interest  on, or in respect of, any Debt
Security of any series or the net  proceeds  received  on the sale or exchange of any Debt  Security of any series, such mention shall be deemed to include mention of the payment of additional  amounts  provided for in the terms of such Debt  Securities and this Section to the extent that, in such context,  additional  amounts are, were or would be payable in respect  thereof  pursuant to the  provisions  of this Section and express  mention of the payment of additional  amounts (if  applicable)  in any  provisions  hereof shall not be  construed  as  excluding  additional amounts in those provisions hereof where such express mention is not made.

                  If the Debt  Securities  of a series  provide for the  payment of  additional  amounts,  at least
10 days prior to the first  Interest  Payment Date with respect to that series of Debt  Securities  (or if the Debt
Securities of that series will not bear interest  prior to Maturity,  the first day on which a payment of principal
(and premium,  if any) is made),  and at least 10 days prior to each date of payment of principal (and premium,  if any) or  interest  if there has been any  change  with  respect  to the  matters  set forth in the  below-mentioned
Officers’  Certificate,  the Company will furnish the Trustee and the  Company’s  principal  Paying Agent or Paying
Agents, if other than the Trustee, with an Officers’  Certificate  instructing the Trustee and such Paying Agent or
Paying  Agents  whether such payment of principal of (and  premium,  if any) or interest on the Debt  Securities of that  series  shall be made to Holders of Debt  Securities  of that  series or the  related  coupons who are United
States Aliens without  withholding for or on account of any tax,  assessment or other governmental charge described in the  Debt  Securities  of  that  series.  If any  such  withholding  shall  be  required,  then  such  Officers’
Certificate  shall specify by country the amount,  if any, required to be withheld on such payments to such Holders of Debt  Securities  or coupons  and the  Company  will pay to the  Trustee  or such  Paying  Agent the  additional amounts,  if any,  required by the terms of such Debt  Securities  and the first  paragraph  of this  Section.  The
Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless  against,  any loss, liability  or expense  reasonably  incurred  without  negligence  or bad faith on their part  arising  out of or in connection  with  actions  taken or omitted  by any of them in  reliance  on any  Officers’  Certificate  furnished pursuant to this Section.

                  Section 1007.     Payment of Taxes and Other Claims.

                  The  Company  will pay or  discharge  or cause to be paid or  discharged,  before  the same shall become delinquent,  (1) all taxes,  assessments and governmental  charges levied or imposed upon the Company or any
Subsidiary  or upon the income,  profits or property of the Company or any  Subsidiary,  and (2) all lawful  claims for labor,  materials and supplies  which,  if unpaid,  might by law become a lien upon the property of the Company or any  Subsidiary,  provided,  however,  that the Company shall not be required to pay or discharge or cause to be paid or  discharged  any such tax,  assessment,  charge or claim whose amount,  applicability  or validity is being contested in good faith by appropriate proceedings.

                  Section 1008.     Officer’s Certificate as to Default.

                  The Company  will  furnish to the  Trustee not more than 120 days after the end of the  Company’s fiscal year in each year  (beginning with 200__) a brief  certificate  from the principal  executive,  financial or accounting  officer  or  treasurer  or  controller  of the  Company  as to his or her  knowledge  of the  Company’s compliance  with all  conditions  and covenants  under this  Indenture  (such  compliance to be determined  without regard to any period of grace or  requirement  of notice  provided  under this  Indenture),  and,  if he or she has knowledge of any default, specifying each such default of which the signer has knowledge and the nature thereof.

                  Section 1009.     Waiver of Certain Covenants.

                  The Company may omit in any  particular  instance to comply with any  covenant or  condition  set forth in Sections  1004,  1005 and 1007 with respect to the Debt  Securities  of any series if, before the time for such  compliance  the  Holders  of at least a  majority  in  principal  amount of the Debt  Securities  at the time
Outstanding  shall,  by Act of such  Holders,  either waive such  compliance  in such  instance or generally  waive compliance  with such  covenant  or  condition,  but no such  waiver  shall  extend to or affect  such  covenant or condition  except  to the  extent so  expressly  waived,  and,  until  such  waiver  shall  become  effective,  the obligations  of the  Company  and the duties of the  Trustee in respect of any such  covenant  or  condition  shall remain in full force and effect.

                                                  ARTICLE ELEVEN

                                           Redemption of Debt Securities

                  Section 1101.     Applicability of Article.

                  Debt  Securities  of any series  which are  redeemable  before  their  Stated  Maturity  shall be redeemable in accordance  with their terms and (except as otherwise  specified as  contemplated  by Section 301 for
Debt Securities of any series) in accordance with this Article.

                  Section 1102.     Election to Redeem; Notice to Trustee.

                  The  election  of the  Company  to  redeem  any Debt  Securities  shall be  evidenced  by a Board
Resolution.  In case of any  redemption  at the election of the Company of less than all of the Debt  Securities of any series,  the Company  shall,  at least  45 days  prior to the  Redemption  Date fixed by the Company  (unless a shorter  notice  shall be  satisfactory  to the  Trustee),  notify the Trustee of such  Redemption  Date and of the principal  amount and the tenor and terms of the Debt  Securities of any series to be redeemed.  In the case of any redemption of Debt Securities  prior to the expiration of any restriction on such redemption  provided in the terms of such Debt  Securities  or elsewhere in this  Indenture,  the Company shall furnish the Trustee with an Officers’
Certificate evidencing compliance with such restriction.

                  Section 1103.     Selection by Trustee of Debt Securities to be Redeemed.

                  Except as otherwise  specified as  contemplated by Section 301 for Debt Securities of any series, if less than all the Debt  Securities  of any series with like tenor and terms are to be redeemed,  the  particular
Debt  Securities  to be redeemed  shall be  selected  not more than  60 days  prior to the  Redemption  Date by the
Trustee,  from the Outstanding  Debt Securities of such series with like tenor and terms not previously  called for redemption,  by such method as the Trustee shall deem fair and  appropriate and which may provide for the selection for redemption of portions  (equal to the minimum  authorized  denomination  for Debt  Securities of such series or any integral  multiple  thereof which is also an  authorized  denomination)  of the principal  amount of Registered
Securities  or  Bearer  Securities  (if  issued  in more  than one  authorized  denomination)  of such  series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

                  The Trustee  shall  promptly  notify the Company in writing of the Debt  Securities  selected for redemption and, in the case of any Debt Securities  selected for partial  redemption,  the principal amount thereof to be redeemed.

                  For all  purposes  of this  Indenture,  unless the context  otherwise  requires,  all  provisions relating to the  redemption of Debt  Securities  shall relate,  in the case of any Debt Security  redeemed or to be redeemed  only in part, to the portion of the  principal  amount of such Debt  Security  which has been or is to be redeemed.

                  Section 1104.     Notice of Redemption.

                  Notice of redemption  shall be given in the manner  provided in Section 106  not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

                  All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3)      if less than all  Outstanding  Debt  Securities  of any series are to be  redeemed,  the identification  (and, in the case of partial  redemption,  the principal  amounts) of the particular  Debt
         Securities to be redeemed,

                  (4)      that on the Redemption  Date the Redemption  Price will become due and payable upon each such Debt  Security to be  redeemed,  and that  interest  thereon  shall cease to accrue on and after said date,

                  (5)      the Place or Places of  Payment  where  such Debt  Securities,  together  in the case of
         Bearer Securities with all coupons, if any,  appertaining  thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

                  (6)      that Bearer  Securities  may be  surrendered  for  payment  only at such place or places which are outside the United States, except as otherwise provided in Section 1002,

                  (7)      that the redemption is for a sinking fund, if such is the case, and

                  (8)      the CUSIP number, if any.

                  A notice of redemption  published as  contemplated  by Section 106  need not identify  particular
Registered Securities to be redeemed.

                  Notice of  redemption  of Debt  Securities to be redeemed at the election of the Company shall be given by the Company, or, at the Company’s request, by the Trustee in the name and at the expense of the Company.

                  Section 1105.     Deposit of Redemption Price.

                  On or prior to any  Redemption  Date, the Company shall deposit with the Trustee or with a Paying
Agent  (or,  if the  Company  is  acting  as its own  Paying  Agent,  segregate  and hold in trust as  provided  in
Section 1003)  an amount of money and/or  Government  Obligations  the payments of principal  and interest on which when due (and without  reinvestment)  will provide money on or prior to the Redemption Date in such amounts as will
(together  with any money  irrevocably  deposited in trust with the Trustee,  without  investment) be sufficient to pay the  Redemption  Price of, and  (except if the  Redemption  Date shall be an  Interest  Payment  Date)  accrued interest  on, all the Debt  Securities  or  portions  thereof  which are to be  redeemed  on that  date;  provided, however,  that  deposits  with  respect to Bearer  Securities  shall be made with a Paying  Agent or Paying  Agents located  outside the United States except as otherwise  provided in  Section 1002,  unless  otherwise  specified as contemplated by Section 301.

                  Section 1106.     Debt Securities Payable on Redemption Date.

                  Notice of redemption  having been given as aforesaid,  the Debt  Securities to be redeemed shall, on the Redemption Date,  become due and payable at the Redemption  Price therein  specified and from and after such date (unless the Company  shall  default in the payment of the  Redemption  Price and accrued  interest)  such Debt
Securities  shall cease to bear interest and the coupons for such interest  appertaining  to any Bearer  Securities so to be redeemed,  except to the extent  provided  below,  shall be void. Upon surrender of any such Debt Security for  redemption in accordance  with said notice,  such Debt Security shall be paid by the Company at the Redemption
Price,  together with accrued interest to the Redemption Date; provided,  however, that installments of interest on
Bearer  Securities  whose  Stated  Maturity  is on or prior to the  Redemption  Date  shall be  payable  only  upon presentation  and surrender of coupons for such interest (at an office or agency located  outside the United States except as otherwise  provided in Section 1002),  and provided further,  that installments of interest on Registered
Securities  whose  Stated  Maturity is on or prior to the  Redemption  Date shall be payable to the Holders of such
Debt Securities,  or one or more Predecessor Securities,  registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Bearer  Security  surrendered  for redemption  shall not be accompanied by all appurtenant coupons  maturing after the Redemption  Date,  such Bearer Security may be paid after deducting from the Redemption
Price an amount equal to the face amount of all such missing  coupons,  or the surrender of such missing  coupon or coupons may be waived by the Company and the Trustee if there be  furnished  to them such  security or indemnity as they may  require to save each of them and any Paying  Agent  harmless.  If  thereafter  the Holder of such  Bearer
Security  shall  surrender  to the  Trustee  or any  Paying  Agent any such  missing  coupon in  respect of which a deduction  shall have been made from the Redemption  Price,  such Holder shall be entitled to receive the amount so deducted without interest thereon;  provided,  however,  that interest represented by coupons shall be payable only upon  presentation  and  surrender of those  coupons at an office or agency  located  outside of the United  States except as otherwise provided in Section 1002.

                  If any Debt  Security  called for  redemption  shall not be so paid upon  surrender  thereof  for redemption,  the principal (and premium,  if any) shall,  until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

                  Section 1107.     Debt Securities Redeemed in Part.
                  Any  Registered  Security which is to be redeemed only in part shall be surrendered at a Place of
Payment therefor (with, if the Company,  the Security Registrar or the Trustee so requires,  due endorsement by, or a written  instrument of transfer in form satisfactory to the Company,  the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly  authorized in writing),  and the Company shall  execute,  and the Trustee  shall  authenticate  and deliver to the Holder of such Debt Security  without  service  charge,  a new
Registered  Security or  Registered  Securities of the same series and of like tenor and terms,  of any  authorized denominations  as  requested  by such  Holder  in  aggregate  principal  amount  equal to and in  exchange  for the unredeemed portion of the principal of the Debt Security so surrendered.

                                                  ARTICLE TWELVE

                                                   Sinking Funds

                  Section 1201.     Applicability of Article.

                  The  provisions of this Article  shall be  applicable  to any sinking fund for the  retirement of
Debt  Securities of a series except as otherwise  specified as  contemplated  by Section 301 for Debt Securities of such series.

                  The minimum  amount of any sinking fund payment  provided for by the terms of Debt  Securities of any series is herein  referred to as a “mandatory  sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Debt  Securities of any series is herein referred to an “optional  sinking fund payment”.  If provided for by the terms of Debt  Securities  of any series,  the amount of any sinking fund payment may be subject to  reduction  as  provided in  Section 1202.  Each  sinking  fund  payment  shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

                  Section 1202.     Satisfaction of Sinking Fund Payments with Debt Securities.

                  The Company (1) may deliver  Outstanding  Debt  Securities of a series (other than any previously called for  redemption),  together in the case of any Bearer  Securities of such series with all unmatured  coupons appertaining  thereto,  and (2) may apply as a credit Debt  Securities of a series which have been redeemed  either at the  election  of the Company  pursuant  to the terms of such Debt  Securities  or through  the  application  of permitted  optional  sinking  fund  payments  pursuant  to the  terms  of such  Debt  Securities,  in each  case in satisfaction  of all or any part of any sinking fund payment  with  respect to the Debt  Securities  of such series required to be made  pursuant to the terms of such Debt  Securities  as provided  for by the terms of such  series;
provided that such Debt  Securities have not been  previously so credited.  Such Debt Securities  shall be received and  credited  for such  purpose by the Trustee at the  Redemption  Price  specified  in such Debt  Securities  for redemption  through  operation of the sinking  fund and the amount of such  sinking  fund payment  shall be reduced accordingly.  If as a result of the  delivery or credit of Debt  Securities  in lieu of cash  payments  pursuant to this Section 1202,  the principal  amount of Debt  Securities to be redeemed in order to exhaust the aforesaid cash payment  shall be less than  $100,000,  the  Trustee  need not call Debt  Securities  for  redemption,  except upon
Company  Request,  and such cash  payment  shall be held by the  Trustee or a Paying  Agent and applied to the next succeeding sinking fund payment,  provided,  however, that the Trustee or such Paying Agent shall at the request of the Company  from time to time pay over and  deliver to the  Company any cash  payment so being held by the Trustee or such  Paying  Agent upon  delivery by the Company to the  Trustee of Debt  Securities  purchased  by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

                  Section 1203.     Redemption of Debt Securities for Sinking Fund.

                  Not less than 45 days prior to each sinking  fund payment date for any series of Debt  Securities
(unless a shorter  period  shall be  satisfactory  to the  Trustee),  the  Company  will  deliver to the Trustee an
Officers’  Certificate  specifying the amount of the next ensuing  sinking fund payment for that series pursuant to the terms of that series,  the portion  thereof,  if any,  which is to be satisfied by payment of cash, the portion thereof,  if any,  which is to be satisfied by crediting  Debt  Securities of that series  pursuant to Section 1202 and the basis for any such credit and, prior to or  concurrently  with the delivery of such Officers’  Certificate, will also  deliver to the Trustee  any Debt  Securities  to be so credited  and not  theretofore  delivered  to the
Trustee.  Not less than 30 days (unless a shorter  period shall be  satisfactory  to the Trustee)  before each such sinking fund  payment  date the Trustee  shall  select the Debt  Securities  to be redeemed  upon such sinking fund payment date in the manner  specified in Section  1103 and cause  notice of the  redemption  thereof to be given in the name of and at the  expense of the  Company in the manner  provided in Section  1104.  Such notice  having been duly  given,  the  redemption  of such Debt  Securities  shall be made upon the terms and in the  manner  stated in
Sections 1105, 1106 and 1107.

                                                 ARTICLE THIRTEEN

                                        Repayment at the Option of Holders

                  Section 1301.     Applicability of Article.

                  Debt  Securities  of any series which are repayable at the option of the Holders  thereof  before their Stated  Maturity shall be repaid in accordance with their terms and (except as otherwise  specified  pursuant to Section 301 for Debt Securities of such series) in accordance with this Article.

                  Section 1302.     Repayment of Debt Securities.

                  Each  Debt  Security  which is  subject  to  repayment  in whole or in part at the  option of the
Holder  thereof on a Repayment  Date shall be repaid at the  applicable  Repayment  Price  together  with  interest accrued to such Repayment Date as specified pursuant to Section 301.

                  Section 1303.     Exercise of Option; Notice.

                  Each Holder  desiring to exercise such  Holder’s  option for  repayment  shall,  as conditions to such  repayment,  surrender the Debt Security to be repaid in whole or in part together with written  notice of the exercise of such  option at any office or agency of the  Company in a Place of  Payment,  not less than 30 nor more than 45 days prior to the Repayment Date;  provided,  however,  that surrender of Bearer  Securities  together with written  notice of exercise of such option shall be made at an office or agency  located  outside the United States except as  otherwise  provided  in Section  1002.  Such  notice,  which  shall be  irrevocable,  shall  specify the principal amount of such Debt Security to be repaid,  which shall be equal to the minimum  authorized  denomination for such Debt Security or an integral multiple  thereof,  and shall identify the Debt Security to be repaid and, in the case of a partial  repayment of the Debt Security,  shall specify the denomination or denominations of the Debt
Security or Debt  Securities  of the same series to be issued to the Holder for the portion of the principal of the
Debt Security surrendered which is not to be repaid.

                  If any Bearer  Security  surrendered  for  repayment  shall not be  accompanied  by all unmatured coupons and all matured  coupons in default,  such Bearer  Security may be paid after  deducting from the Repayment
Price an amount equal to the face amount of all such missing  coupons,  or the surrender of such missing  coupon or coupons may be waived by the Company and the Trustee if there be  furnished  to them such  security or indemnity as they may  require to save each of them and any Paying  Agent  harmless.  If  thereafter  the Holder of such  Bearer
Security  shall  surrender  to the  Trustee  or any  Paying  Agent any such  missing  coupon in  respect of which a deduction  shall have been made from the  Repayment  Price,  such Holder shall be entitled to receive the amount so deducted without interest thereon;  provided,  however,  that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 1002.

                  The Company shall execute and the Trustee shall  authenticate  and deliver without service charge to the Holder of any  Registered  Security so  surrendered  a new  Registered  Security or  Securities  of the same series, of any authorized  denomination  specified in the foregoing notice, in an aggregate  principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

                  The Company shall execute and the Trustee shall  authenticate  and deliver without service charge to the Holder of any  Bearer  Security  so  surrendered  a new  Registered  Security  or  Securities  or new Bearer
Security or Securities  (and all appurtenant  unmatured  coupons and matured coupons in default) or any combination thereof of the same series of any authorized  denomination or denominations  specified in the foregoing  notice, in an aggregate  principal  amount equal to any portion of the principal of the Debt Security so surrendered  which is not to be paid;  provided,  however,  that the  issuance  of a  Registered  Security  therefor  shall be subject to applicable  laws  and  regulations,  including  provisions  of the  United  States  Federal  income  tax  laws  and regulations  in effect at the time of the  exchange;  neither the Company,  the Trustee nor the Security  Registrar
shall issue Registered  Securities for Bearer  Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer  adverse  consequences  under the United States  Federal  income tax laws then in effect and the  Company has  delivered  to the Trustee a Company  Order  directing  the Trustee not to make such issuances  thereafter  unless and until the Trustee receives a subsequent  Company Order to the contrary.  The
Company shall deliver copies of such Company Order to the Security Registrar.

                  For all  purposes  of this  Indenture,  unless the context  otherwise  requires,  all  provisions relating to the  repayment  of Debt  Securities  shall  relate,  in the case of any Debt  Security  repaid or to be repaid only in part, to the portion of the principal of such Debt Security which has been or is to be repaid.

                  Section 1304.     Election of Repayment by Remarketing Entities.

                  The Company may elect,  with respect to Debt  Securities of any series which are repayable at the option of the Holders  thereof before their Stated  Maturity,  at any time prior to any Repayment Date to designate one or more  Remarketing  Entities to purchase,  at a price equal to the Repayment  Price,  Debt Securities of such series from the Holders  thereof who give notice and surrender  their Debt  Securities  in accordance  with Section
1303.

                  Section 1305.     Securities Payable on the Repayment Date.

                  Notice of exercise of the option of  repayment  having been given and the Debt  Securities  so to be repaid having been  surrendered as aforesaid,  such Debt Securities  shall,  unless purchased in accordance with
Section 1304, on the  Repayment  Date become due and payable at the price therein  specified and from and after the
Repayment Date such Debt  Securities  shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest  appertaining to Bearer Securities so to be repaid,  except to the extent provided above, shall be void,  unless the  Company  shall  default in the  payment of such price in which case the  Company  shall continue to be obligated for the principal  amount of such Debt  Securities  and shall be obligated to pay interest on such  principal  amount at the rate borne by such Debt  Securities  from time to time  until  payment in full of such principal amount.

                                                 ARTICLE FOURTEEN

                                      Meetings of Holders of Debt Securities

                  Section 1401.     Purposes for Which Meetings May Be Called.

                  If Debt Securities of a series are issuable in whole or in part as Bearer  Securities,  a meeting of Holders of Debt  Securities  of such  series  may be called at any time and from time to time  pursuant  to this
Article to make, give or take any request, demand,  authorization,  direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series.

                  Section 1402.     Call, Notice and Place of Meetings.

                  (a)      The Trustee may at any time call a meeting of Holders of Debt  Securities  of any series issuable  as Bearer  Securities  for any purpose  specified  in Section  1401,  to be held at such time and at such place in  ____________________________________________________  as the  Trustee  shall  determine.  Notice of every meeting of Holders of Debt  Securities  of any series,  setting forth the time and the place of such meeting and in general terms the action  proposed to be taken at such meeting,  shall be given,  in the manner provided in Section
106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b)      In case at any time the Company,  pursuant to a Board  Resolution,  or the Holders of at least 25% in principal  amount of the  Outstanding  Debt  Securities of any series shall have requested the Trustee to call a meeting of the Holders of Debt  Securities  of such series for any purpose  specified in Section 1401, by written  request  setting  forth in  reasonable  detail the action  proposed  to be taken at the  meeting,  and the
Trustee  shall not have made the first  publication  of the notice of such meeting  within 21 days after receipt of such request or shall not thereafter  proceed to cause the meeting to be held as provided herein,  then the Company or the Holders of Debt Securities of such series in the amount above  specified,  as the case may be, may determine the time and the place in  __________________________________________________  for such  meeting  and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  Section 1403.     Persons Entitled to Vote at Meetings.

                  To be  entitled  to vote at any meeting of Holders of Debt  Securities  of any  series,  a Person shall be (1) a Holder of one or more  Outstanding  Debt Securities of such series,  or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more  Outstanding  Debt  Securities of such series by such  Holder or  Holders.  The only  Persons  who shall be  entitled to be present or to speak at any meeting of
Holders of Debt  Securities of any series shall be the Persons  entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 1404.     Quorum; Action.

                  The Persons  entitled to vote a majority in principal  amount of the Outstanding  Debt Securities of a series shall  constitute a quorum for a meeting of Holders of Debt  Securities of such series.  In the absence of a quorum within 30 minutes of the time  appointed for any such meeting,  the meeting  shall,  if convened at the request of Holders of Debt  Securities of such series,  be dissolved.  In the absence of a quorum in any other case the  meeting  may be  adjourned  for a period  of not less than 10 days as  determined  by the  chairperson  of the meeting prior to the adjournment of such meeting.  In the absence of a quorum at any such adjourned  meeting,  such adjourned  meeting may be further  adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the  adjournment of such  adjourned  meeting.  Notice of this  reconvening of any adjourned meeting  shall be given as  provided in Section  1402(a),  except that such notice need be given only once not less than five days prior to the date on which the meeting is  scheduled  to be  reconvened.  Notice of the  reconvening of an adjourned  meeting shall state  expressly the percentage,  as provided above, of the principal  amount of the
Outstanding Debt Securities of such series which shall constitute a quorum.
                  Except as  limited by the  proviso  to Section  902,  any  resolution  presented  to a meeting or adjourned  meeting  duly  reconvened  at  which a  quorum  is  present  as  aforesaid  may be  adopted  only by the affirmative  vote of the  Holders of  majority in  principal  amount of the  Outstanding  Debt  Securities  of that series,  provided,  however,  that, except as limited by the proviso to Section 902, any resolution with respect to any  request,  demand,  authorization,  direction,  notice,  consent,  waiver  or other Act  which  this  Indenture expressly  provides  may be made,  given or taken by the  Holders of a specified  percentage,  which is less than a majority,  in principal  amount of the  Outstanding  Debt  Securities of a series may be adopted at a meeting or an adjourned  meeting duly  reconvened  and at which a quorum is present as aforesaid by the  affirmative  vote of the
Holders of such specified percentage in principal amount of the Outstanding Debt Securities of that series.

                  Any  resolution  passed or  decision  taken at any meeting of Holders of Debt  Securities  of any series duly held in  accordance  with this Section  shall be binding on all the Holders of Debt  Securities of such series and the related coupons, whether or not present or represented at the meeting.

                  Section 1405.     Determination of Voting Rights; Conduct and Adjournment of Meetings.

                  (a)      Notwithstanding  any other  provisions  of this  Indenture,  the  Trustee  may make such reasonable  regulations  as it may deem  advisable for any meeting of Holders of Debt  Securities of such series in regard to proof of the holding of Debt  Securities of such series and of the  appointment  of proxies and in regard to the appointment and duties of inspectors of votes,  the submission and examination of proxies,  certificates and other  evidence  of the right to vote,  and such other  matters  concerning  the conduct of the meeting as it shall deem  appropriate.  Except as  otherwise  permitted  or  required  by any such  regulations,  the  holding  of Debt
Securities  shall be proved in the  manner  specified  in Section  104 and the  appointment  of any proxy  shall be proved in the manner  specified  in Section 104 or, in the case of Bearer  Securities,  by having the  signature of the person executing the proxy witnessed or guaranteed by any trust company,  bank or banker  authorized by Section
104 to certify to the  holding  of Bearer  Securities.  Such  regulations  may  provide  that  written  instruments appointing  proxies,  regular on their face,  may be  presumed  valid and genuine  without the proof  specified  in
Section 104 or other proof.

                  (b)      The Trustee shall, by an instrument in writing,  appoint a temporary  chairperson of the meeting,  unless the meeting shall have been called by the Company or by Holders of Debt  Securities as provided in
Section  1402(b),  in which case the Company or the Holders of Debt  Securities of the series  calling the meeting, as the  case  may be,  shall in like  manner  appoint  a  temporary  chairperson.  A  permanent  chairperson  and a permanent  secretary  of the  meeting  shall be  elected by vote of the  Persons  entitled  to vote a  majority  in principal amount of the Outstanding Debt Securities of such series represented at the meeting.

                  (c)      At any  meeting  each  Holder  of a Debt  Security  of such  series  or  proxy  shall be entitled to one vote for each $1,000 principal  amount (or the equivalent in Euro, any other composite  currency or a Foreign Currency) of Debt Securities of such series held or represented by him; provided,  however,  that no vote shall be cast or counted at any meeting in respect of any Debt  Security  challenged as not  Outstanding  and ruled by the  chairperson  of the meeting not to be  Outstanding.  The  chairperson of the meeting shall have no right to vote, except as a Holder of a Debt Security of such series or proxy.

                  (d)      Any  meeting  of Holders  of Debt  Securities  of any series  duly  called  pursuant  to
Section  1402 at which a quorum is  present  may be  adjourned  from  time to time by  Persons  entitled  to vote a majority in principal  amount of the  Outstanding  Debt Securities of such series  represented at the meeting;  and the meeting may be held as so adjourned without further notice.

                  Section 1406.     Counting Votes and Recording Action of Meetings.

                  The vote upon any  resolution  submitted  to any  meeting of Holders  of Debt  Securities  of any series shall be by written  ballots on which shall be subscribed the  signatures of the Holders of Debt  Securities of such  series  or of their  representatives  by  proxy  and the  principal  amounts  and  serial  numbers  of the
Outstanding  Debt  Securities of such series held or represented by them. The permanent  chairperson of the meeting shall appoint two  inspectors of votes who shall count all votes cast at the meeting for or against any  resolution and who shall make and file with the secretary of the meeting their verified  written  reports in triplicate of all votes cast at the meeting.  A record,  at least in  triplicate,  of the  proceedings  of each meeting of Holders of
Debt  Securities  of any series  shall be prepared by the  secretary  of the meeting and there shall be attached to said record the original  reports of the  inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons  having  knowledge of the facts  setting  forth a copy of the notice of the meeting and showing that said  notice was given as provided  in  Section 1402  and, if  applicable,  Section  1401.  Each copy shall be signed and verified by the affidavits of the permanent  chairperson  and secretary of the meeting and one such copy shall be delivered to the  Company,  and another to the Trustee to be preserved by the Trustee,  the latter to have attached  thereto  the  ballots  voted at the  meeting.  Any  record so signed  and  verified  shall be  conclusive evidence of the matters therein stated.

                                                  ARTICLE FIFTEEN

                                                    Defeasance

                  Section 1501.     Termination of Company’s Obligations.

                  If this Section 1501 is  specified,  as  contemplated  by Section  301, to be  applicable  to any series  of Debt  Securities  and if the  Company  deposits  irrevocably  in trust  with the  Trustee  money  and/or
Government  Obligations  the payments of principal and interest on which when due (and without  reinvestment)  will provide money in such amounts as will  (together  with any money  irrevocably  deposited in trust with the Trustee, without  investment) be sufficient to pay the principal of (and premium,  if any) and any  installment of principal of (and premium,  if any) or interest when due on the Debt  Securities of such series and any coupons  appertaining thereto on the Stated  Maturity of such  principal  or  interest  or, if such series may be redeemed by the Company prior to the Stated Maturity  thereof and the Company shall have given  irrevocable  instructions to the Trustee to effect such  redemption,  at the date fixed for such  redemption  pursuant  to Article  Eleven,  and any  mandatory sinking  fund,  repayment  or  analogous  payments  thereon on the  scheduled  due dates  therefor,  the  Company’s obligations  under  Sections 801,  1005, and 1007 and any other covenant  determined  pursuant to Section 301 to be subject to this Section  shall  terminate  and  Sections 501(4)  (with respect to  Sections 801,  1005,  and 1007),
501(5),  501(6),  501(7) and 501(8) (if  specified as  contemplated  by  Section 301)  shall be deemed not to be an
Event of Default,  in each case with respect to the Debt  Securities of the series for which such deposit was made;
provided,  however,  that  (i) no  Event of  Default  with  respect to the Debt  Securities  of such  series  under
Section 501(6)  or 501(7) or event  that with  notice or lapse of time or both  would  constitute  such an Event of
Default shall have occurred and be  continuing on the 91st day after such date,  (ii) such  deposit will not result in a breach of, or constitute a default  under,  this  Indenture or any other  agreement or instrument to which the
Company  is a party or by which it is bound,  and  (iii) such  termination  shall not  relieve  the  Company of its obligations  under the Debt  Securities  of such series and this  Indenture  to pay when due the  principal of (and premium,  if any) and  interest and  additional  amounts on such Debt  Securities  if such amounts are not paid (or payment is not provided  for) when due from the money and  Government  Obligations  (and the  proceeds  thereof) so deposited.

                  It  shall  be a  condition  to  the  deposit  of  cash  and/or  Government  Obligations  and  the termination  of the  Company’s  obligations  pursuant to the  provisions  of this  Section with respect to the Debt
Securities  of any  series  under  Sections 801,  1005,  and 1007 and any other  covenant  determined  pursuant  to
Section 301  to be  subject  to this  Section  and the  inapplicability  of the  Events  of  Default  contained  in
Sections 501(4),  501(5),  501(6),  501(7) and 501(8) to the extent set forth above  pursuant to the  provisions of this  Section  with  respect to Debt  Securities  of any series  that the  Company  deliver to the  Trustee  (i) an
Officers’  Certificate  to the  effect  that  under the laws in effect on the date  such  money  and/or  Government
Obligations  are deposited with the Trustee,  the amount thereof will be sufficient,  after payment of all Federal, state and local taxes in respect  thereof  payable by the  Trustee,  to pay  principal  (and  premium,  if any) and interest  when due on the Debt  Securities  of such series;  and (ii) an  Officers’  Certificate  and an Opinion of
Counsel,  each stating that all conditions  precedent  herein provided for relating to the defeasance  contemplated in this Section have been complied with.

                  It shall be an  additional  condition to the deposit of cash and/or  Government  Obligations  and the termination of the Company’s  obligations pursuant to the provisions of this Section under Sections 801,  1005, and 1007 and any  other  covenant  determined  pursuant  to  Section 301  to be  subject  to this  Section  and the inapplicability  of the Events of Default contained in  Section 501(4),  501(5),  501(6),  501(7) and 501(8) to the
extent set forth above  pursuant to the  provisions  of this  Section,  with respect to the Debt  Securities of any series  then  listed on any  securities  exchange,  that the  Company  deliver an Opinion of Counsel  that the Debt
Securities of such series will not be delisted from such exchange as a result of such deposit and termination.

                  After a deposit as provided  herein,  the Trustee  shall,  upon Company  Request,  acknowledge in writing the discharge of the Company’s  obligations  pursuant to the provisions of this Section with respect to the
Debt  Securities of such series under  Sections 801,  1005 and 1007and any other  covenant  determined  pursuant to
Section  301 to be  subject  to this  Section  and the  inapplicability  of the  Events  of  Default  contained  in
Sections 501(4), 501(5), 501(6), 501(7) and 501(8) to the extent set forth above.

                  Section 1502.     Repayment to Company.

                  The Trustee and any Paying  Agent shall  promptly  pay to the Company  upon  Company  Request any money or  Government  Obligations  not  required  for the payment of the  principal  of (and  premium,  if any) and interest  on the Debt  Securities  of any series for which  money or  Government  Obligations  have been  deposited pursuant to Section 1501 held by them at any time.

                  The Trustee and any Paying  Agent shall  promptly  pay to the Company  upon  Company  Request any money held by them for the payment of principal (and premium,  if any) and interest that remains  unclaimed for two years  after the  Maturity of the Debt  Securities  for which a deposit  has been made  pursuant  to Section  1501.
After such  payment to the  Company,  the Holders of the Debt  Securities  of such  series and any related  coupons shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

                  Section 1503.     Indemnity for Government Obligations.

                  The Company  shall pay and shall  indemnify  the Trustee  against  any tax,  fee or other  charge imposed on or assessed against the deposited  Government  Obligations or the principal or interest received on such
Government Obligations.

                                   [remainder of page intentionally left blank]

                  IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture  to be duly  executed,  and their  respective  corporate  seals to be  hereunto  affixed and  attested,  all as of the day and year first above written.

                                                     FRONTIER AIRLINES, INC.

                                                     By
                                  Its

[CORPORATE SEAL]

Attest:

..................Secretary

                                                     By
                                   Its

[CORPORATE SEAL]

Attest:

............................

                                                         2
                                                                                                        EXHIBIT A-1
                                 [Form of Certificate of Beneficial Ownership by a
                               Non-United States Person or by Certain Other Persons]

                                                    Certificate

                                              FRONTIER AIRLINES, INC.

                                    [Insert title or sufficient description of
                                         Debt Securities to be delivered]

         Reference is hereby made to the Indenture dated as of  _______________________  (the “Indenture”)  between
Frontier   Airlines,   Inc.   and   ________________________________________    (the   “Trustee”),   covering   the
above-captioned Debt Securities.  This is to certify that as of the date hereof,  ____________  principal amount of
Debt  Securities  credited to you for our account  (i) is owned by persons that are not United States  Persons,  as defined below;  (ii) is owned by United States  Persons that are  (a) foreign  branches of United States  financial institutions  (as  defined  in U.S.  Treasury  Regulations  Section 1.165-12(c)(1)(v))  (“financial  institutions”)
purchasing  for their own account or for resale,  or  (b) United  States  Persons who acquired the Debt  Securities through foreign  branches of United States  financial  institutions  and who hold the Debt Securities  through such
United  States  financial  institutions  on the date hereof (and in either case (a) or (b), each such United States financial  institution  encloses  herewith a certificate in the form of Exhibit A-2 to the Indenture);  or (iii) is owned by United States or foreign  financial  institutions for purposes of resale during the restricted  period (as defined in U.S.  Treasury  Regulations  Section 1.163-5(c)(2)(i)(D)(7)),  which United States or foreign  financial institutions  described in clause  (iii) above  (whether or not also  described in clause (i) or (ii)) certify that they have not acquired  the Debt  Securities  for  purposes of resale  directly or  indirectly  to a United  States
Person or to a person within the United States or its possessions.

         [Insert  if  certificate  does not relate to an  interest  payment--We  undertake  to advise you by tested telex  followed by written  confirmation  if the above  statement as to beneficial  ownership is not correct on the date of delivery of the  above-captioned  Debt  Securities  in bearer form as to all of such Debt  Securities  with respect  to such of said  Debt  Securities  as then  appear  in your  books as  being  held  for our  account.]  We understand that this  certificate is required in connection  with United States tax laws. We irrevocably  authorize you to  produce  this  certificate  or a copy  hereof  to any  interested  party  in any  administrative  or  legal proceedings  with respect to the matters covered by this  certificate.  “United States Person” shall mean a citizen or resident of the United States of America  (including the District of Columbia),  a  corporation,  partnership or other entity  created or organized in or under the laws of the United States or any political  subdivision  thereof or an estate or trust that is subject to United  States  Federal  income  taxation  regardless of the source of its income.

         [This   certificate   excepts   and   does  not   relate   to   principal   amount   of  Debt   Securities
credited to you for our  account and to which we are not now able to make the  certification  set forth  above.  We understand that  definitive  Debt  Securities  cannot be delivered and interest cannot be paid until we are able to so certify with respect to such principal amount of Debt Securities.]*

Dated: _______________

[To be dated on or after
                     (the date
determined as provided in the
Indenture)]
                                                     [Name of Person Entitled to Receive Bearer Security]

                                                     ____________________________________
                                                              (Authorized Signatory)

                                                     Name:______________________________

                                                     Title:_______________________________

                                                                                                        EXHIBIT A-2
                                        [Form of Certificate of Status as a
                             Foreign Branch of a United States Financial Institution]

                                                    Certificate

                                              FRONTIER AIRLINES, INC.

                                    [Insert title or sufficient description of
                                         Debt Securities to be delivered]

         Reference is hereby made to the Indenture dated as of  _____________________  (the  “Indenture”),  between
Frontier  Airlines,  Inc.  and   __________________________________________,   relating  to  the  offering  of  the
above-captioned  Debt Securities (the “Debt  Securities”).  Unless herein defined,  terms used herein have the same meaning as given to them in the Indenture.

         The  undersigned  represents  that it is a branch  located  outside the United  States of a United  States securities  clearing  organization,  bank or other financial  institution (as defined in U.S.  Treasury  Regulation
Section 1.165-12(c)(1)(v))  that holds  customers’  securities in the ordinary  course of its trade or business and agrees,  and authorizes you to advise the issuer or the issuer’s agent,  that it will comply with the  requirements of Section  165(j)(3)(A),  (B) or (C) of the Internal  Revenue Code of 1986 and the  regulations  thereunder and is not  purchasing  for resale  directly or  indirectly  to a United  States  Person or to a person  within the United
States or its  possessions.  We  undertake to advise you by tested telex  followed by written  confirmation  if the statement  in the  immediately  preceding  sentence is not  correct on the date of delivery of the  above-captioned
Debt Securities in bearer form.

         We  understand  that this  certificate  is  required in  connection  with the United  States tax laws.  We irrevocably  authorize  you  to  produce  this  certificate  or a  copy  hereof  to  any  interested  party  in any administrative or legal proceedings with respect to the matters covered by this certificate.

Dated: _________________
[To be dated on or after
.................(the
date determined as provided
in the Indenture)]

                                   [Name of Person Entitled to Receive Bearer Security]

                                   ___________________________________________
                                                     (Authorized Signatory)

                                   Name:______________________________________

                                   Title:______________________________________

                                                         2

                                                                                                          EXHIBIT B
                    [Form of Certificate to be Given by Euroclear and Clearstream Banking, S.A.
                             in Connection with the Exchange of All or a Portion of a
                                      Temporary Global Security or to Obtain
                                            Interest Prior to Exchange]

                                                    Certificate

                                              FRONTIER AIRLINES, INC.

                            [Insert title or sufficient description of Debt Securities to be delivered]

         We  refer  to  that  portion,   ,  of  the  Global  Security   representing  the   above-captioned   issue
[which is herewith  submitted to be exchanged for definitive Debt  Securities]* [for which we are seeking to obtain payment of  interest]*  (the  “Submitted  Portion”).  This is to  certify,  pursuant to the  Indenture  dated as of
_______________________       (the      “Indenture”)       between      Frontier      Airlines,       Inc.      and
_____________________________________  (the  “Trustee”),  that we have  received in writing,  by tested telex or by electronic  transmission from member  organizations with respect to each of the persons appearing in our records as being  entitled to a beneficial  interest in the  Submitted  Portion a  Certificate  of  Beneficial  Ownership by a
Non-United  States Person or by Certain Other  Persons  [and, in some cases,  a Certificate  of Status as a Foreign
Branch of a United States  Financial  Institution,  authorizing  us to inform the issuer or the issuer’s agent that it will comply with the requirements of Section  165(j)(3)(A),  (B) or (C) of the Internal Revenue Code of 1986 and
the regulations thereunder]* substantially in the form of Exhibit A-1 [and A-2]* to the Indenture.

         We hereby  request that you deliver to the office of  _____________  in  _____________  definitive  Bearer
Securities in the denominations on the attached Schedule A.

         We further  certify  that as of the date  hereof we have not  received  any  notification  from any of the persons giving such  certificates  to the effect that the  statements  made by them with respect to any part of the
Submitted Portion are no longer true and cannot be relied on as of the date hereof.

Dated: ________________________

                                        [MORGAN  GUARANTY TRUST COMPANY OF NEW YORK,  BRUSSELS OFFICE,
                                        as Operator of the  Euroclear  System]  [Clearstream  Banking, S.A.]

                                        By:_______________________________________